Exhibit 99.2

Supplemental Operating and Financial Data : June 30, 2015

BioMed Realty Trust, Inc.	Investor Relations
17190 Bernardo Center Drive	Corporate Communications Contact:
San Diego, CA 92128	Rick Howe
t 858.485.9840 f 858.485.9843	Senior Director, Corporate Communications
biomedrealty.com	richard.howe@biomedrealty.com

TABLE OF CONTENTS

JUNE 30, 2015

	Page			Page
Second Quarter Highlights	3		Debt Summary	20
Investor Information	4		Debt Analysis	21	*
Equity Research Coverage	5		Debt Maturities	22	*
Financial and Operating Highlights	6	*	Market Summary	23	*
2015 Guidance	7	*	Property Listing	24-27	*
Portfolio Summary	8	*	Development and Redevelopment	28	*
Consolidated Balance Sheets	9		Capital Expenditures	29	*
Consolidated Statements of Income	10		Lease Expirations	30
Balance Sheet / Income Statement Detail	11		Expirations by Market	31
FFO, CFFO and AFFO	12	*	Future Lease Commencements	32
FFO, CFFO and AFFO per Share	13	*	20 Largest Tenants	33
Reconciliation of EBITDA and Adjusted EBITDA	14		Leasing Activity	34	*
Reconciliation of Net Operating Income	15		Leasing Data	35	*
Same Property Analysis - Three Months Ended	16	*	Acquisitions and Dispositions	36
Same Property Analysis - Six Months Ended	17	*	Non-GAAP Financial Measure Definitions	37	*
Interest Expense and Coverage Ratios	18	*	Definitions	38
Capital Structure	19

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, developments and other investments, and the ability to refinance indebtedness as it comes due; failure to maintain the company’s investment grade credit ratings with the ratings agencies; failure to manage effectively the company’s growth and expansion into new markets, or to complete or integrate acquisitions and developments successfully; reductions in asset valuations and related impairment charges; risks and uncertainties affecting property development and construction; risks associated with tax credits, grants and other subsidies to fund development activities; risks associated with downturns in foreign, domestic and local economies, changes in interest rates and foreign currency exchange rates, and volatility in the securities markets; ownership of properties outside of the United States that subject the company to different and potentially greater risks than those associated with the company’s domestic operations; risks associated with the company’s investments in loans, including borrower defaults and potential principal losses; potential liability for uninsured losses and environmental contamination; risks associated with security breaches and other disruptions to the company’s information technology networks and related systems; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

*	New or changed page for Q2 2015 Supplement

SECOND QUARTER HIGHLIGHTS

JUNE 30, 2015

Financial Results

•	Core Funds from Operations (CFFO) and Funds from Operations (FFO), calculated in accordance with standards established by NAREIT, for the second quarter were $0.58 per diluted share. These amounts include realized gains totaling $50.5 million, or $0.24 per diluted share, net of an allocation of income attributable to noncontrolling interests, primarily from the sale of equity investments in a single life science company. CFFO and FFO for the same period in 2014 were $0.40 per diluted share.

•	Total revenues for the second quarter were approximately $158.0 million, compared to approximately $171.2 million for the same period in 2014. Rental revenues for the second quarter were approximately $116.3 million, compared to $120.9 million for the same period in 2014.

•	Adjusted funds from operations (AFFO) was $0.48 per diluted share for the quarter, compared to $0.32 per diluted share for the same period in 2014. The company reported net income attributable to common stockholders for the quarter of approximately $23.6 million, or $0.11 per diluted share, compared to $18.6 million, or $0.10 per diluted share, for the same period in 2014.

Portfolio Highlights

Second quarter leasing was comprised of:

•	28 new leases totaling approximately 1.0 million square feet, highlighted by new and expanded tenant relationships with:

•	Alnylam Pharmaceuticals for approximately 295,000 square feet at the 675 West Kendall Street property in Cambridge, Massachusetts;

•	Illumina for a 155,000 square foot build-to-suit lease transaction at Granta Park in Cambridge, United Kingdom;

•	Regeneron Pharmaceuticals for approximately 116,200 square feet at the Landmark at Eastview campus in Tarrytown, New York;

•	Wake Forest University for approximately 115,300 square feet at the Wake 60 property in Winston-Salem, North Carolina;

•	Duke University for 100,000 square feet at the Chesterfield Building in Durham, North Carolina; and

•	Eli Lilly for approximately 22,400 square feet at the 450 Kendall Street and 60 Hampshire properties in Cambridge, Massachusetts.

•	18 lease renewals and extensions totaling approximately 264,800 square feet.

During the second quarter, the company completed construction of two development projects, which were delivered on time and on budget, including:

•	An approximately 63,500 square foot laboratory and office building at 450 Kendall Street in Cambridge, Massachusetts, located in close proximity to three of the company’s properties in the heart of the Kendall Square: 500 Kendall Street, 675 West Kendall Street and 650 East Kendall Street.

•	An approximately 42,400 square foot laboratory and office build-to-suit development which is 100% leased to a subsidiary of Takeda Pharmaceutical Company at 430 Cambridge Science Park in Cambridge, United Kingdom.

About BioMed Realty Trust

BioMed Realty, with its trusted expertise and valuable relationships, delivers optimal real estate solutions for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty owns or has interests in properties comprising approximately 18.7 million rentable square feet. Additional information is available at www.biomedrealty.com.Follow us on Twitter @biomedrealty.

INVESTOR INFORMATION

JUNE 30, 2015

(In thousands, except per share amounts)

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	Computershare Shareowner Services LLC	New York Stock Exchange
San Diego, CA 92128		250 Royall Street
(858) 485-9840		Canton, MA 02021
(858) 485-9843 (fax)		(877) 296-3711

Please visit our corporate website at: www.biomedrealty.com

Board of Directors	Executive Leadership Team
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher	John P. Bonanno
Chairman	Chairman, President and	Executive Vice President,	Executive Vice President,
Daniel M. Bradbury	Chief Executive Officer	Asset Management	Development & Investments
William R. Brody, M.D., Ph.D.	Gary A. Kreitzer	Jonathan P. Klassen	James R. Berens
Gary A. Kreitzer	Executive Vice President, Director	Executive Vice President,	President
Theodore D. Roth	Greg N. Lubushkin	General Counsel	Wexford Science & Technology
Janice. L. Sears	Chief Financial Officer

Common Stock Data (NYSE: BMR)	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
High price	$22.93	$25.11	$22.03	$22.62	$22.47
Low price	$19.16	$20.26	$19.87	$19.92	$19.94
Average closing price	$20.71	$22.97	$21.30	$21.73	$21.24
Closing price	$19.34	$22.66	$21.54	$20.20	$21.83
Dividends per share - annualized	$1.04	$1.04	$1.04	$1.00	$1.00
Closing dividend yield - annualized	5.4%	4.6%	4.8%	5.0%	4.6%
Total common shares and units outstanding	208,966	208,968	202,847	202,860	197,931
Closing market value of outstanding shares and units	$4,041,402	$4,735,215	$4,369,337	$4,097,785	$4,320,839
Consolidated Debt	2,897,073	2,758,530	2,712,900	2,845,686	2,841,063

Total market capitalization	$6,938,475	$7,493,745	$7,082,237	$6,943,471	$7,161,902

Tentative Schedule for Quarterly Results
Third Quarter 2015	October 28, 2015
Fourth Quarter 2015	February 3, 2016
First Quarter 2016	May 4, 2016
Second Quarter 2016	August 3, 2016

EQUITY RESEARCH COVERAGE

JUNE 30, 2015

Canaccord Genuity	Paul Morgan Joseph Ng	(415) 310-7269 (212) 389-8096	pmorgan@canaccordgenuity.com jng@canaccordgenuity.com

Cowen and Company	James Sullivan Tom Catherwood	(646) 562-1380 (646) 562-1382	james.sullivan@cowen.com tom.catherwood@cowen.com

Green Street Advisors	Michael Knott Kevin Tyler	(949) 640-8780 (949) 640-8780	mknott@greenst.com ktyler@greenst.com

Jefferies & Co.	Omotayo Okusanya	(212) 336-7076	tokusanya@jefferies.com

KeyBanc Capital Markets	Jordan Sadler Craig Mailman	(917) 368-2280 (917) 368-2316	jsadler@keybanccm.com cmailman@keybanccm.com

Mizuho Securities	Richard Anderson	(212) 205-8445	richard.anderson@us.mizuho-sc.com

Morgan Stanley	Vikram Malhotra Landon Park	(212) 761-7064 (212) 761-6368	vikram.malhotra@morganstanley.com landon.park@morganstanley.com

Raymond James	Paul Puryear William Crow	(727) 567-2253 (727) 567-2594	paul.puryear@raymondjames.com bill.crow@raymondjames.com

Robert W. Baird & Co.	David Rodgers Stephen Dye	(216) 737-7341 (312) 609-5480	drodgers@rwbaird.com sdye@rwbaird.com

Stifel, Nicolaus & Company, Inc.	Daniel Bernstein Elizabeth Moran	(443) 224-1351 (443) 224-1353	bernsted@stifel.com morane@stifel.com

UBS Securities	Ross Nussbaum Nick Yulico	(212) 713-2484 (212) 713-3402	ross.nussbaum@ubs.com nick.yulico@ubs.com

Wells Fargo Securities	Brendan Maiorana Young Ku	(443) 263-6516 (443) 263-6564	brendan.maiorana@wachovia.com young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS

JUNE 30, 2015

(In thousands, except per share and ratio amounts)

	Three Months Ended					Six Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Selected Operating Data:
Rental revenues	$116,260	$117,520	$121,973	$122,838	$120,924	$233,780	$240,950
Other revenues	141	16,534	2,930	3,452	9,957	16,675	20,072
Total revenues	157,974	178,010	165,656	168,916	171,161	335,984	340,037
Net operating income - GAAP (1)	102,704	119,363	112,212	114,017	117,525	222,067	233,878
Net operating income - cash basis (1)	98,681	116,766	111,439	113,662	115,995	215,448	230,233
Other income/(expense)	64,021	12,884	(184)	2,148	1,027	76,905	9,190
General and administrative expense	12,531	12,789	12,162	12,768	12,443	25,320	24,385
Interest expense, net	19,315	21,395	21,924	22,215	23,131	40,710	51,141
Capitalized interest	8,191	6,781	6,143	6,120	5,423	14,971	9,614
General and administrative expense / Total revenues	7.9%	7.2%	7.3%	7.6%	7.3%	7.5%	7.2%
Net income available to common stockholders (2)	23,578	17,345	140,349	15,960	18,636	40,923	37,469
FFO - diluted (3)	120,811	85,259	73,157	83,695	83,378	206,070	83,383
CFFO - diluted (3)	121,911	85,723	74,117	84,182	84,512	207,634	84,633
AFFO - diluted (3)	100,218	75,704	56,962	73,121	67,471	175,922	79,400
Selected Balance Sheet Data:
Investments in real estate, gross	$6,634,014	$6,517,174	$6,363,014	$6,473,731	$6,362,100	$6,634,014	$6,362,100
Investments in real estate, net	5,607,912	5,517,629	5,416,575	5,535,115	5,474,648	5,607,912	5,474,648
Cash and cash equivalents	45,329	64,958	46,659	33,864	39,004	45,329	39,004
Total assets	6,338,209	6,308,418	6,170,886	6,238,312	6,159,737	6,338,209	6,159,737
Total debt	2,897,073	2,758,530	2,712,900	2,845,686	2,841,063	2,897,073	2,841,063
Total liabilities	3,257,362	3,151,340	3,100,944	3,228,602	3,207,344	3,257,362	3,207,344
Profitability Measures:
Net income per share - diluted	$0.11	$0.08	$0.70	$0.08	$0.10	$0.20	$0.19
FFO per share - diluted (3)	$0.58	$0.41	$0.35	$0.40	$0.40	$0.99	$0.80
CFFO per share - diluted (3)	$0.58	$0.41	$0.36	$0.40	$0.40	$0.99	$0.81
AFFO per share - diluted (3)	$0.48	$0.36	$0.27	$0.35	$0.32	$0.84	$0.71
Dividend per share - common stock	$0.26	$0.26	$0.26	$0.25	$0.25	$0.52	$0.50
CFFO payout ratio (4)	44.8%	63.4%	72.2%	62.5%	62.5%	52.5%	61.7%
AFFO payout ratio (4)	54.2%	72.2%	96.3%	71.4%	78.1%	61.9%	70.4%
Financial Ratios:
EBITDA (5)	$105,615	$107,159	$229,158	$105,677	$104,445
Adjusted EBITDA (5)	141,299	117,508	100,712	106,103	104,940
Net Debt / Adjusted EBITDA (5) (6)	5.0	5.7	6.5	6.6	6.7
Interest coverage	8.4	6.2	5.2	5.4	5.2
Fixed charge coverage	7.3	5.5	4.7	4.9	4.7
Debt / Total assets	45.7%	43.7%	44.0%	45.6%	46.1%
Debt / Total gross assets	39.3%	37.7%	38.1%	39.7%	40.3%
Debt / Total capitalization	41.8%	36.8%	38.3%	41.0%	39.7%

(1)	See page 15 for detail of net operating income - GAAP and net operating income - cash basis. For definitions and discussions see page 37.
(2)	For the three months ended December 31, 2014, amount includes $136.6 million related to the gain on sale of the Company’s 9911 Belward Campus Drive property in Rockville, Maryland.
(3)	For definitions and discussion of FFO, CFFO and AFFO, see page 37. For a quantitative reconciliation of the differences between FFO, CFFO, AFFO and net income available to common stockholders, see page 12.
(4)	See page 13 for detail of the CFFO and AFFO payout ratios.
(5)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 37. For a quantitative reconciliation of the differences between EBITDA, Adjusted EBITDA and net income available to common stockholders, page 14.
(6)	Adjusted EBITDA is calculated by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) non-cash adjustments for securities, (c) losses from sales of real estate and (d) executive severance and by subtracting from EBITDA gains from sales of real estate, on an annualized basis. See page 14 for detail.

2015 GUIDANCE

JUNE 30, 2015

(Dollars in thousands)

FFO and CFFO Per Diluted Share Guidance
(low to high)
Projected Net Income per Diluted Share Available to Common Stockholders	$0.36 - $0.42
Add: Impairment of real estate, net	$0.16
Real estate depreciation and amortization	$1.21
Noncontrolling interests in operating partnership	$0.01
Projected FFO per diluted Share	$1.74 - $1.80
Add: Acquisition-related expenses	$0.01
Projected CFFO per diluted Share	$1.75 - $1.81
Weighted-average common shares - EPS	208.0 million
Weighted-average common shares - FFO	209.0 million

Major Assumptions
GAAP Rental Revenues	$475,000 - $505,000
Interest Expense	$81,000 - $91,000
Capitalized Interest	$27,000 - $31,000
General & Administrative Expense	$49,000 - $51,000
Tenant Recovery Percentage	75% - 78%
BioMed Ventures Investment Gains, net (1)	$76,700
Termination Income, net (2)	$16,200
2015 FY Leasing
FY Net Absorption Operating Portfolio Target	350,000 - 600,000 SF
(Less: Q1 / Q2 Actual) (3)	(100,000 SF)
Implied Q3 / Q4 Net Absorption	250,000 - 500,000 SF
Add: Q3 / Q4 Expirations (excludes month-to-month)	369,000 SF
(Less: Q3 / Q4 Forward Leasing Deliveries)	(110,000 SF)
Implied Q3 / Q4 Gross Leasing Operating Portfolio	509,000 - 759,000 SF
Add: Q1 / Q2 Actual Gross Leasing (3)	1.7 million SF
Impled FY Gross Leasing Operating Portfolio	2.2 - 2.45 million SF
Development Portfolio Gross Leasing	150,000 - 250,000 SF
Subsequent Development / Redevelopment Gross Leasing	255,000 - 355,000 SF
FY Total Gross Leasing	2.6 - 3.05 million SF
Same Property Assumptions (Rolling Four Quarters)
Q3 2015 Cash NOI YOY Comparison	(6%) - (4%)
Q4 2015 Cash NOI YOY Comparison	(2%) - 0%
Q1 2016 Cash NOI YOY Comparison	5% - 7%
Q2 - Q4 2016 Cash NOI YOY Comparison	10%+/-
Capital Assumptions (4)
Dispositions
Q3 / Q4 2015	$15,000 - $40,000
2016	$125,000 - $150,000
Unsecured Bond Issuance (Second Half of 2015)	$400,000 - $600,000
Unsecured Bond Issuance (First Half of 2016)	$400,000 - $600,000
2015 Future Development/Redevelopment Portfolio Funding Estimate (4) (5)	$200 - $250 million
Operating Portfolio - Leasing Capital (4)	$70 - $95 million
Signed Leases	$50 - $60 million
Speculative	$20 - $35 million

Note: The company’s 2015 FFO and CFFO estimates reflect the impact of previously announced new investments and dispositions. The foregoing estimates also include the impact of: (i) lease terminations recorded through the six months ended June 30, 2015, aggregating $16.2 million, or $0.08 per diluted share, (ii) investment gains and losses, net of an allocation of income attributable to noncontrolling interests, estimated for the full year 2015 to be approximately $76.7 million, or $0.37 per diluted share, and (iii) the impact of the new development project in Providence, Rhode Island. These estimates also do not include the effect of any other lease termination revenue or investment gains or losses. The company continues to target new investment opportunities, including acquisitions and new development projects; however, the company’s 2015 FFO and CFFO estimates do not reflect the impact of any other future new investments (acquisitions or development), or related financing activity, as the impact of such investments may vary significantly based on the nature of these investments, timing and other factors. The foregoing estimates are forward-looking and reflect management’s view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, timing of revenue recognition, interest rates, financings, acquisitions, dispositions, development and redevelopment and the amount and timing of acquisitions, development and redevelopment activities. The company’s actual results may differ materially from these estimates.

(1)	Represents the impact of gains recorded during the six months ended June 30, 2015 and expected sales in the second half of 2015 from the sale of investments in life science companies, net of an allocation of income attributable to noncontrolling interests.
(2)	Does not include the effect of any other revenue or income (or losses) that might arise from lease terminations other than the impact of lease termination revenue recorded during the six months ended June 30, 2015.
(3)	Excludes 16,798 SF at 450 Kendall from the totals on pg. 34. The property was placed into the operating portfolio in 2Q15, but was a development asset as of 1/1/15 for the purposes of gross leasing and net absorption assumptions.
(4)	Represents the period covering July through December 2015.
(5)	Excludes capitalized interest and capitalized operating expenses.

PORTFOLIO SUMMARY

JUNE 30, 2015

		Current
	Gross	Annualized	Percent of		Rentable	Leased
	Book Value	Base Rent (1)	CABR	Buildings	Square Feet	Square Feet	Leased %
	(In thousands)	(In thousands)
Operating portfolio
Boston	$1,863,823	$156,152	28.0%	27	3,088,594	2,689,900	87.1%
San Francisco	845,115	62,003	11.1%	30	2,861,061	2,505,129	87.6%
San Diego	779,450	62,159	11.1%	40	1,918,547	1,815,609	94.6%
Maryland	546,101	50,209	9.0%	19	1,689,783	1,587,548	93.9%
New York	413,115	46,490	8.3%	15	1,490,461	1,460,321	98.0%
Cambridge, UK	192,189	18,283	3.3%	12	514,644	512,425	99.6%
North Carolina	186,982	14,588	2.6%	5	858,328	843,477	98.3%
Pennsylvania
Philadelphia	190,227	13,282	2.4%	2	489,098	481,781	98.5%
Suburban PA	83,601	6,194	1.1%	5	393,149	263,974	67.1%
Seattle
Downtown Seattle	253,757	14,033	2.5%	3	368,526	314,434	85.3%
Suburban Seattle	38,546	2,197	0.4%	2	118,799	97,966	82.5%
University Related (2)	439,361	40,559	7.3%	14	1,773,415	1,597,386	90.1%

Total operating portfolio	$5,832,267	$486,148	87.1%	174	15,564,405	14,169,950	91.0%
Active Redevelopment (4)
San Diego	$54,907	$—	—	3	182,866	—	—
Active new construction
New York	$167,351	$13,369	2.4%	2	297,000	297,000	100.0%
San Francisco	34,855	11,829	2.1%	2	360,000	360,000	100.0%
San Diego	62,024	—	—	3	316,000	—	—
Cambridge, UK	351	6,508	1.2%	1	155,000	155,000	100.0%
North Carolina	25,823	7,647	1.4%	3	567,712	383,250	67.5%
Seattle	36,373	2,161	0.4%	1	122,702	46,407	37.8%
University Related (2)	145,801	12,241	2.2%	1	510,419	505,683	99.1%

Total active new construction	$472,578	$53,756	9.6%	13	2,328,833	1,747,340	75.0%

Total Consolidated Portfolio	$6,359,752	$539,904	96.8%	190	18,076,104	15,917,290	88.1%

Unconsolidated partnership portfolio (3)
Boston	$22,579	$16,083	2.9%	2	282,217	281,987	99.9%
San Diego	11,744	2,037	0.4%	1	72,863	72,863	100.0%
Maryland	146	—	—	—	—	—	—

Total unconsolidated partnership portfolio	$34,469	$18,120	3.2%	3	355,080	354,850	99.9%

Total Portfolio	$6,394,221	$558,024	100.0%	193	18,431,184	16,272,140	88.3%

Total Land bank	$274,263	—	—	—	6,231,500	—	—

Total Portfolio Including Land Bank	$6,668,484				24,662,684

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Includes properties within our University platform that are not located in other markets noted above. See pages 24 - 27 for property listing.
(3)	See page 27 for detail of the unconsolidated partnership portfolio.
(4)	Includes Towne Centre Technology Park, which was acquired in May 2015. Sidney Reseach Park properties remain within the operating portfolio.

CONSOLIDATED BALANCE SHEETS

JUNE 30, 2015

(In thousands)

	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Assets
Investments in real estate:
Land	$651,201	$643,041	$704,958	$701,977	$706,887
Buildings and improvements	4,956,823	4,909,684	4,877,135	5,018,091	4,957,038
Land under development	248,225	225,846	151,242	158,389	155,206
Construction in progress	777,766	738,603	629,679	595,273	542,970

Investments in real estate, gross	6,634,015	6,517,174	6,363,014	6,473,730	6,362,101
Accumulated depreciation	(1,026,103)	(999,545)	(946,439)	(938,615)	(887,453)

Investments in real estate, net	5,607,912	5,517,629	5,416,575	5,535,115	5,474,648
Investments in unconsolidated partnerships	34,469	34,978	35,291	36,275	32,440
Cash and cash equivalents	45,329	64,958	46,659	33,864	39,004
Accounts receivable, net	10,740	13,518	14,631	18,843	9,686
Accrued straight-line rents, net	169,592	164,049	163,716	183,904	181,705
Deferred leasing costs, net	229,290	219,549	219,713	224,824	236,848
Other assets	240,877	293,737	274,301	205,487	185,406

Total assets	$6,338,209	$6,308,418	$6,170,886	$6,238,312	$6,159,737

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$488,945	$503,200	$496,757	$478,543	$456,034
Exchangeable senior notes, net	—	—	95,678	95,678	180,000
Unsecured senior notes, net	1,294,614	1,294,255	1,293,903	1,293,572	1,293,246
Unsecured senior term loans	750,856	741,626	749,326	755,876	764,106
Unsecured line of credit	369,000	226,000	84,000	229,000	155,000
Accounts payable, accrued expenses, and other liabilities	353,947	386,259	381,280	375,933	358,958

Total liabilities	3,257,362	3,151,340	3,100,944	3,228,602	3,207,344
Equity:
Stockholders’ equity:
Common stock	2,036	2,036	1,975	1,975	1,925
Additional paid-in capital	3,750,959	3,746,823	3,649,235	3,643,957	3,557,886
Accumulated other comprehensive loss, net	(24,544)	14,804	(2,214)	(20,915)	(24,088)
Dividends in excess of earnings	(710,913)	(681,564)	(645,983)	(675,763)	(642,360)

Total stockholders’ equity	3,017,538	3,082,099	3,003,013	2,949,254	2,893,363
Noncontrolling interests	63,309	74,979	66,929	60,456	59,030

Total equity	3,080,847	3,157,078	3,069,942	3,009,710	2,952,393

Total liabilities and equity	$6,338,209	$6,308,418	$6,170,886	$6,238,312	$6,159,737

CONSOLIDATED STATEMENTS OF INCOME

JUNE 30, 2015

(In thousands, except share and per share data)

	Three Months Ended					Six Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Revenues:
Rental	$116,260	$117,520	$121,973	$122,838	$120,924	$233,780	$240,950
Tenant recoveries	41,573	43,956	40,753	42,626	40,280	85,529	79,015
Other revenue	141	16,534	2,930	3,452	9,957	16,675	20,072

Total revenues	157,974	178,010	165,656	168,916	171,161	335,984	340,037

Expenses:
Rental operations	55,270	58,647	53,444	54,899	53,636	113,917	106,159
Depreciation and amortization	61,272	67,080	64,744	64,452	62,736	128,352	125,145
General and administrative	12,531	12,789	12,162	12,768	12,443	25,320	24,385
Executive severance	—	9,891	4,380	—	—	9,891	—
Acquisition-related expenses	1,100	464	960	487	1,134	1,564	2,384

Total expenses	130,173	148,871	135,690	132,606	129,949	279,044	258,073

Income from operations	27,801	29,139	29,966	36,310	41,212	56,940	81,964
Equity in net income/(loss) of unconsolidated partnerships	139	153	160	733	(10)	292	(148)
Interest expense, net	(19,315)	(21,395)	(21,924)	(22,215)	(23,131)	(40,710)	(51,141)
Impairment of real estate (1)	(35,071)	—	—	—	—	(35,071)	—
Gain on sale of real estate (2)	—	—	136,609	—	—	—	—
Other income/(expense) (3)	64,021	12,884	(184)	2,148	1,027	76,905	9,190

Net income	37,575	20,781	144,627	16,976	19,098	58,356	39,865
Net income attributable to noncontrolling interests	(13,997)	(3,436)	(4,278)	(1,016)	(462)	(17,433)	(2,396)

Net income available to common stockholders	$23,578	$17,345	$140,349	$15,960	$18,636	$40,923	$37,469

Net income per share available to common stockholders:
Basic earnings per share	$0.11	$0.08	$0.71	$0.08	$0.10	$0.20	$0.19

Diluted earnings per share	$0.11	$0.08	$0.70	$0.08	$0.10	$0.20	$0.19

Weighted-average common shares outstanding:
Basic	202,055,325	200,789,795	196,017,579	194,022,619	191,003,248	201,423,721	190,954,827

Diluted	207,458,236	206,536,148	208,528,196	199,574,893	196,800,354	206,997,405	196,673,649

(1)	Includes impairment of King of Prussia property that was sold in May 2015.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	See page 11 for detail.

BALANCE SHEET/INCOME STATEMENT DETAIL

JUNE 30, 2015

(In thousands)

	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Investment in equity securities, cost basis	$68,276	$58,204	$53,708	$38,334	$30,250
Unrealized gain on equity securities (1)	17,857	71,662	48,341	22,001	18,451

Investment in equity securities, net	86,133	129,866	102,049	60,335	48,701
Restricted cash	18,202	24,019	30,057	8,297	9,096
Acquired above-market leases, net	10,240	10,692	11,207	12,197	13,262
Acquired below-market ground lease, net	21,569	24,669	24,975	25,256	25,575
Deferred loan costs, net	13,683	14,851	16,154	16,997	18,652
Lease incentives, net	23,090	23,790	24,414	23,907	19,988
Prepaid ground rent	18,286	18,333	18,380	18,380	18,206
Other	49,674	47,517	47,065	40,118	31,926

Other assets	$240,877	$293,737	$274,301	$205,487	$185,406

Security deposits	$14,649	$14,312	$14,931	$14,766	$14,348
Dividends and distributions payable	54,331	54,332	52,740	50,715	49,483
Accounts payable, accrued expenses and other liabilities	247,266	278,553	276,176	271,634	253,259
Derivative instruments	2,256	2,632	1,635	1,328	2,909
Acquired below-market leases, net	35,445	36,430	35,798	37,490	38,959

Accounts payable, accrued expenses and other liabilities	$353,947	$386,259	$381,280	$375,933	$358,958

	Three Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Lease termination revenue	$28	$16,150	$2,801	$3,300	$1,023
Construction loan revenue (2)	—	—	—	—	8,653
Other revenue	113	384	129	152	281

Other revenue	$141	$16,534	$2,930	$3,452	$9,957

Rental operations expenses	$40,983	$44,904	$38,902	$39,359	$39,511
Real estate taxes	14,287	13,743	14,542	15,540	14,125

Rental operations	$55,270	$58,647	$53,444	$54,899	$53,636

Gain on extinguishment of debt	$15	$—	$—	$—	$—
Gain/(loss) on derivative instruments	189	(170)	276	(190)	(270)
Income on investment securities, net	63,814	13,412	843	2,972	496
Realized gain/(loss) on foreign currency transactions	218	(211)	(167)	(96)	100
Income tax (expense)/benefit	(215)	(147)	(1,136)	(538)	701

Other income/(expense)	$64,021	$12,884	$(184)	$2,148	$1,027

(1)	Includes $15.8 million in unrealized gains that increased by $3.6 million after June 30, 2015.
(2)	Construction loan revenue for the three months ended June 30, 2014 includes a prepayment fee of approximately $7.5 million, net of deferred loan fees write-offs.

FFO, CFFO AND AFFO (1)

JUNE 30, 2015

(In thousands)

	Three Months Ended					Six Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Reconciliation of net income available to common stockholders to funds from operations excluding acquisition-related expenses (CFFO):
Net income available to common stockholders	$23,578	$17,345	$140,349	$15,960	$18,636	$40,923	$37,469
Adjustments:
Gain on sale of real estate (2)	—	—	(136,609)	—	—	—	—
Impairment of real estate (3)	35,071	—	—	—	—	35,071	—
Noncontrolling interests in operating partnership	613	457	3,782	429	514	1,070	1,035
Depreciation & amortization - unconsolidated partnerships	1,050	1,006	821	2,312	403	2,056	776
Depreciation & amortization - consolidated entities	61,272	67,080	64,744	64,452	62,736	128,352	125,145
Depreciation & amortization - allocable to noncontrolling interests of consolidated joint ventures	(773)	(812)	(847)	(699)	(599)	(1,585)	(1,040)

Funds from operations (FFO) - basic	$120,811	$85,076	$72,240	$82,454	$81,690	$205,887	$163,385
Interest expense - exchangeable senior notes due 2030 (4)	—	183	917	1,241	1,688	183	3,375

FFO - diluted	$120,811	$85,259	$73,157	$83,695	$83,378	$206,070	$166,760
Acquisition-related expenses	1,100	464	960	487	1,134	1,564	2,384

CFFO - diluted	$121,911	$85,723	$74,117	$84,182	$84,512	$207,634	$169,144

Reconciliation of CFFO to adjusted funds from operations (AFFO):
Adjustments:
Recurring capital expenditures and second generation tenant improvements	(21,600)	(15,782)	(22,591)	(17,007)	(21,553)	(37,382)	(29,284)
Leasing commissions (5)	(2,205)	(3,556)	(2,078)	(1,741)	(1,929)	(5,761)	(3,839)
Gain on extinguishment of debt	(15)	—	—	—	—	(15)	—
Non-cash debt adjustments	2,686	2,790	2,950	2,850	3,106	5,476	6,393
(Gain)/loss on derivative instruments	(189)	170	(276)	190	270	(19)	108
Depreciation included in general and administrative expense	838	844	771	848	757	1,682	1,497
Non-cash equity compensation	3,347	8,007	4,625	3,658	3,729	11,354	7,479
Straight line rents	(5,889)	(3,781)	(1,941)	(1,174)	(1,949)	(9,670)	(5,143)
Amortization of lease incentives	1,004	1,016	910	656	561	2,020	1,118
Fair-value lease revenue	(520)	(471)	(506)	(184)	(442)	(991)	(727)
Deferred revenue (6)	520	343	395	379	311	863	590
Share of unconsolidated partnership adjustments (7)	(90)	46	281	218	18	(44)	36
Adjustments for noncontrolling interests	420	355	305	246	80	775	121

AFFO - diluted	$100,218	$75,704	$56,962	$73,121	$67,471	$175,922	$147,493

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	Includes impairment of King of Prussia property that was sold in May 2015.
(4)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of interest charges relating to the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the calculations of FFO, CFFO and AFFO per diluted share.
(5)	Leasing commissions associated with obtaining new or renewal leases are recorded at cost and amortized on a straight-line basis over the terms of the respective leases for AFFO purposes.
(6)	Consists of rental cash receipts deferred for GAAP purposes.
(7)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents and fair-value lease revenue.

FFO, CFFO AND AFFO PER SHARE (1)

JUNE 30, 2015

(In thousands, except share, per share and ratio amounts)

	Three Months Ended					Six Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
FFO - basic	$120,811	$85,076	$72,240	$82,454	$81,690	$205,887	$163,385
FFO - diluted	120,811	85,259	73,157	83,695	83,378	206,070	166,760
CFFO - diluted	121,911	85,723	74,117	84,182	84,512	207,634	169,144
AFFO - diluted	100,218	75,704	56,962	73,121	67,471	175,922	147,493
FFO per share - basic	$0.58	$0.41	$0.36	$0.41	$0.41	$0.99	$0.82
FFO per share - diluted (2)	0.58	0.41	0.35	0.40	0.40	0.99	0.80
CFFO per share - diluted (2)	0.58	0.41	0.36	0.40	0.40	0.99	0.81
AFFO per share - diluted (2)	0.48	0.36	0.27	0.35	0.32	0.84	0.71
Dividends and distributions declared per common share (4)	$0.26	$0.26	$0.26	$0.25	$0.25	$0.52	$0.50

CFFO payout ratio	44.8%	63.4%	72.2%	62.5%	62.5%	52.5%	61.7%
AFFO payout ratio	54.2%	72.2%	96.3%	71.4%	78.1%	61.9%	70.4%
CFFO payout ratio - trailing twelve months	58.9%	65.0%	64.3%	64.1%	66.6%
AFFO payout ratio - trailing twelve months	70.1%	77.9%	75.9%	73.0%	75.2%
Weighted-average common shares and units outstanding diluted (3)	208,969,199	208,039,538	202,850,109	201,059,541	198,309,809	208,506,938	198,183,803

Weighted-average common shares and units outstanding diluted - FFO, CFFO and AFFO	208,969,199	209,233,553	208,528,196	208,649,141	208,887,941	209,100,647	208,761,935

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 37.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the interest charges relating to calculations of FFO, CFFO and AFFO per diluted share.
(3)	The three months ended June 30, 2015, March 31, 2015, September 30, 2014 and June 30, 2014 include 1,510,963, 1,503,390, 1,484,648, and 1,509,455 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share. The three months ended December 31, 2014 include 1,427,056 shares of unvested restricted stock which are considered dilutive for purposes of calculating diluted earnings per share. The six months ended June 30, 2015 and June 30, 2014 include 1,509,533 and 1,510,154 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share.
(4)	Excludes the special dividend of $0.30 per share paid on December 29, 2014 to stockholders of record as of the close of business on December 22, 2014.

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

JUNE 30, 2015

(In thousands)

	Three Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA:
Net income available to common stockholders	$23,578	$17,345	$140,349	$15,960	$18,636
Interest expense, net	19,315	21,395	21,924	22,215	23,131
Interest expense - unconsolidated partnerships	185	186	184	200	240
Income tax expense/(benefit)	215	147	1,136	538	(701)
Depreciation & amortization - consolidated entities	61,272	67,080	64,744	64,452	62,736
Depreciation & amortization - unconsolidated partnerships	1,050	1,006	821	2,312	403

EBITDA	105,615	107,159	229,158	105,677	104,445
Noncontrolling interests (2)	613	458	3,783	426	495
Gain on sale of real estate (3)	—	—	(136,609)	—	—
Impairment of real estate (4)	35,071	—	—	—	—
Executive severance	—	9,891	4,380	—	—

Adjusted EBITDA	$141,299	$117,508	$100,712	$106,103	$104,940

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 37.
(2)	Includes noncontrolling interests of operating partnership units, consolidated joint ventures with debt and investment in equity securities.
(3)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(4)	Includes impairment of King of Prussia property that was sold in May 2015.

RECONCILIATION OF NET OPERATING INCOME (1)

JUNE 30, 2015

(In thousands, except ratio amounts)

	Three Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Net income	$37,575	$20,781	$144,627	$16,976	$19,098
Equity in net (income)/loss of unconsolidated partnerships	(139)	(153)	(160)	(733)	10
Interest expense, net	19,315	21,395	21,924	22,215	23,131
Gain on sale of real estate (2)	—	—	(136,609)	—	—
Impairment of real estate (3)	35,071	—	—	—	—
Other (income)/expense	(64,021)	(12,884)	184	(2,148)	(1,027)

Income from operations	27,801	29,139	29,966	36,310	41,212
Depreciation and amortization	61,272	67,080	64,744	64,452	62,736
General and administrative	12,531	12,789	12,162	12,768	12,443
Executive severance	—	9,891	4,380	—	—
Acquisition-related expenses	1,100	464	960	487	1,134

Consolidated net operating income	$102,704	$119,363	$112,212	$114,017	$117,525

Revenues:
Rental	$116,260	$117,520	$121,973	$122,838	$120,924
Tenant recoveries	41,573	43,956	40,753	42,626	40,280
Other revenue (4)	141	16,534	2,930	3,452	9,957

Total revenues	157,974	178,010	165,656	168,916	171,161
Expenses:
Rental operations	55,270	58,647	53,444	54,899	53,636

Consolidated net operating income (5)	$102,704	$119,363	$112,212	$114,017	$117,525

Consolidated net operating income - cash basis (5) (6)	$98,681	$116,766	$111,439	$113,662	$115,995

Operating expense recovery (7)	75.2%	75.0%	76.3%	77.6%	75.1%

(1)	For a definition and discussion of net operating income and net operating income - cash basis, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	Includes impairment of King of Prussia property that was sold in May 2015.
(4)	Includes lease termination income, see page 11 for detail.
(5)	For discussion of Net Operating Income and Net Operating Income - cash basis, see page 37.
(6)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense + rental cash receipts deferred for GAAP purposes).
(7)	Operating expense recovery is calculated as (tenant recovery revenues / rental operations).

SAME PROPERTY ANALYSIS - THREE MONTHS ENDED

JUNE 30, 2015

(Dollars in thousands)

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Three Months Ended	6/30/15	6/30/15	6/30/15	6/30/15	6/30/15	6/30/15	6/30/15
Rentable square feet	14,447,759	—	14,447,759	2,810,325	818,020	—	18,076,104
Percent of total portfolio	79.9%	—	79.9%	15.5%	4.5%	—	100.0%
Percent leased	90.6%	—	90.6%	78.2%	76.7%	—	88.1%
Revenues:
Rental	$108,781	$32	$108,813	$3,274	$4,175	$(2)	$116,260
Tenant recoveries	38,374	—	38,374	704	2,209	286	41,573
Other revenues	—	—	—	—	—	141	141

Total revenues	147,155	32	147,187	3,978	6,384	425	157,974
Expenses:
Rental operations	50,047	—	50,047	2,244	2,691	288	55,270

Net operating income / (loss) (8)	$97,108	$32	$97,140	$1,734	$3,693	$137	$102,704
Less adjustments to cash basis (7)	(2,623)	—	(2,623)	(1,064)	(347)	11	(4,023)

Net operating income - cash basis (8)	$94,485	$32	$94,517	$670	$3,346	$148	$98,681
Rental revenue - cash basis (8)	$103,991	$32	$104,023	$2,046	$3,828	$8	$109,905

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Three Months Ended	6/30/14	6/30/14	6/30/14	6/30/14	6/30/14	6/30/14	6/30/14
Rentable square feet	14,447,759	107,231	14,554,990	1,409,960	518,940	—	16,483,890
Percent of total portfolio	87.6%	—	88.3%	8.6%	3.1%	—	100.0%
Percent leased	89.6%	—	89.5%	83.4%	98.7%	—	87.3%
Revenues:
Rental	$111,284	$791	$112,075	$5	$2,631	$6,213	$120,924
Tenant recoveries	37,786	219	38,005	—	1,901	374	40,280
Other revenues (6)	—	—	—	—	—	9,957	9,957

Total revenues	149,070	1,010	150,080	5	4,532	16,544	171,161
Expenses:
Rental operations	48,282	517	48,799	595	2,162	2,080	53,636

Net operating income / (loss) (8)	$100,788	$493	$101,281	$(590)	$2,370	$14,464	$117,525
Less adjustments to cash basis (7)	(1,824)	623	(1,201)	160	(129)	(360)	(1,530)

Net operating income - cash basis (8)	$98,964	$1,116	$100,080	$(430)	$2,241	$14,104	$115,995
Rental revenue - cash basis (8)	$108,263	$1,414	$109,677	$5	$2,502	$5,853	$118,037

Rental Revenues - GAAP basis	(2.2%)	—	(2.9%)
Rental Revenues - Cash basis (9)	(3.9%)	—	(5.2%)
NOI - GAAP basis	(3.7%)	—	(4.1%)
NOI - Cash basis	(4.5%)	—	(5.6%)

(1)	The Same Property portfolio includes properties in the operating portfolio that were not under development or redevelopment for any part of the quarter in both the current and the prior year.
(2)	Properties previously included in same property portfolio in prior year quarters that are now in the Land Bank, comprised of 700 and 750 Gateway properties.
(3)	Development includes properties that were entirely or primarily under active new construction during the quarter for the current or prior year.
(4)	New Properties include properties that were not owned for the full quarter in the prior year.
(5)	Other includes legal entities performing corporate level functions and properties that were sold during, or in between the comparative periods, which includes revenue and operating expenses relating to 9911 Belward Campus Drive, which was sold on December 9, 2014, and King of Prussia, which was sold on May 29, 2015.
(6)	Includes construction loan revenue of $8.7 million and lease termination revenue of $1.0 million for the three months ended June 30, 2014.
(7)	Adjustments to cash basis exclude adjustments to expenses accrued in rental operations, but include straight line rents, fair-value lease revenue, lease incentive revenue, bad debt expense and rental cash receipts deferred for GAAP purposes.
(8)	For discussion of Net Operating Income and Net Operating Income - cash basis, see page 37.
(9)	Rental revenues - cash basis calculated by adjusting for straight-line rents, lease incentives, fair value lease revenue and rental cash receipts deferred for GAAP purposes.

SAME PROPERTY ANALYSIS - SIX MONTHS ENDED

JUNE 30, 2015

(Dollars in thousands)

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Six Months Ended	6/30/15	6/30/15	6/30/15	6/30/15	6/30/15	6/30/15	6/30/15
Rentable square feet	14,343,016	—	14,343,016	2,915,068	818,020	—	18,076,104
Percent of total portfolio	79.3%	—	79.3%	16.1%	4.5%	—	100.0%
Percent leased	90.6%	—	90.6%	78.9%	76.7%	—	88.1%
Revenues:
Rental	$218,126	$122	$218,248	$7,835	$7,718	$(21)	$233,780
Tenant recoveries	79,140	—	79,140	1,550	4,438	401	85,529
Other revenues (6)	—	—	—	—	—	16,675	16,675

Total revenues	297,266	122	297,388	9,385	12,156	17,055	335,984
Expenses:
Rental operations	100,762	—	100,762	4,636	5,164	3,355	113,917

Net operating income / (loss) (8)	$196,504	$122	$196,626	$4,749	$6,992	$13,700	$222,067
Less adjustments to cash basis (7)	(4,556)	—	(4,556)	(1,867)	(604)	408	(6,619)

Net operating income - cash basis (8)	$191,948	$122	$192,070	$2,882	$6,388	$14,108	$215,448
Rental revenue - cash basis (9)	$210,315	$122	$210,437	$5,637	$7,114	$26	$223,214

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Six Months Ended	6/30/14	6/30/14	6/30/14	6/30/14	6/30/14	6/30/14	6/30/14
Rentable square feet	14,343,016	107,231	14,450,247	1,514,703	518,940	—	16,483,890
Percent of total portfolio	87.0%	—	87.7%	9.2%	3.1%	—	100.0%
Percent leased	89.5%	—	89.5%	84.5%	98.7%	—	87.3%
Revenues:
Rental	$221,149	$1,610	$222,759	$947	$2,631	$14,613	$240,950
Tenant recoveries	75,354	424	75,778	—	1,901	1,336	79,015
Other revenues (6)	—	—	—	—	—	20,072	20,072

Total revenues	296,503	2,034	298,537	947	4,532	36,021	340,037
Expenses:
Rental operations	96,596	1,004	97,600	1,207	2,162	5,190	106,159

Net operating income / (loss) (8)	$199,907	$1,030	$200,937	$(260)	$2,370	$30,831	$233,878
Less adjustments to cash basis (7)	(4,392)	1,242	(3,150)	158	(129)	(625)	(3,746)

Net operating income - cash basis (8)	$195,515	$2,272	$197,787	$(102)	$2,241	$30,206	$230,132
Rental revenue - cash basis (9)	$213,838	$2,853	$216,691	$792	$2,502	$13,988	$233,973

Rental Revenues - GAAP basis	(1.4%)	—	(2.0%)
Rental Revenues - Cash basis (9)	(1.6%)	—	(2.9%)
NOI - GAAP basis	(1.7%)	—	(2.1%)
NOI - Cash basis	(1.8%)	—	(2.9%)

(1)	The Same Property portfolio includes properties in the operating portfolio that were not under development or redevelopment for any part of the six months ended June 30, 2015 and June 30, 2014.
(2)	Properties previously included in same property portfolio in the six months ended June 30, 2014 that are now in the Land Bank, comprised of 700 and 750 Gateway properties.
(3)	Development includes properties that were entirely or primarily under active new construction during the six months ended June 30, 2015 or June 30, 2014.
(4)	New Properties include properties that were not owned for the six months ended June 30, 2014.
(5)	Other includes legal entities performing corporate level functions and properties that were sold during, or in between the comparative periods, which includes revenue and operating expenses relating to 9911 Belward Campus Drive, which was sold on December 9, 2014, and King of Prussia, which was sold on May 29, 2015.
(6)	Includes lease termination revenue of $16.2 million and $6.5 million in the six months ended June 30, 2015 and June 30, 2014, respectively. Also includes construction loan revenue of $11.4 million in the six months ended June 30, 2014, net of deferred loan fees write-offs.
(7)	Adjustments to cash basis exclude adjustments to expenses accrued in rental operations, but include straight line rents, fair-value lease revenue, lease incentive revenue, bad debt expense and rental cash receipts deferred for GAAP purposes.
(8)	For discussion of Net Operating Income and Net Operating Income - cash basis, see page 37.
(9)	Rental revenues - cash basis calculated by adjusting for straight-line rents, lease incentives, fair value lease revenue and rental cash receipts deferred for GAAP purposes.

INTEREST EXPENSE & COVERAGE RATIOS (1)

JUNE 30, 2015

(In thousands, except ratio amounts)

	Three Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Mortgage notes payable	$6,293	$6,220	$6,253	$6,156	$5,982
Exchangeable senior notes	—	183	917	1,241	1,688
Unsecured senior notes	12,991	12,959	12,959	12,959	12,288
Unsecured senior term loan	1,705	1,653	1,717	1,785	1,791
Unsecured line of credit	1,997	1,577	1,786	1,793	2,112
Line of credit fees	455	450	460	460	471
Derivative instruments	883	844	860	895	923
Preferred returns on tax credits	496	1,500	165	196	193

Interest expense - cash basis	$24,820	$25,386	$25,117	$25,485	$25,448

Non-cash interest expense:
Amortization of fair-value of debt acquired	(565)	(569)	(548)	(665)	(631)
Amortization of debt discounts	358	351	331	327	302
Amortization of deferred loan costs	1,183	1,214	1,433	1,451	1,707
Amortization of deferred interest costs	1,656	1,662	1,670	1,677	1,684
Amortization of put/call	54	132	64	60	44

Non-cash debt adjustments	2,686	2,790	2,950	2,850	3,106
Capitalized interest	(8,191)	(6,781)	(6,143)	(6,120)	(5,423)

Interest expense, net	$19,315	$21,395	$21,924	$22,215	$23,131

Interest coverage ratio
Adjusted EBITDA	$141,299	$117,508	$100,712	$106,103	$104,940
Interest expense:
Interest expense, net	19,315	21,395	21,924	22,215	23,131
Interest expense - unconsolidated partnerships	185	186	184	200	240
Amortization of deferred interest costs	(1,655)	(1,662)	(1,670)	(1,677)	(1,684)
Amortization of deferred loan costs	(1,183)	(1,214)	(1,433)	(1,451)	(1,707)
Amortization of debt discounts	(358)	(351)	(331)	(327)	(302)
Amortization of fair-value of debt acquired	565	569	548	665	631

Total interest expense	$16,869	$18,923	$19,222	$19,625	$20,309

Interest coverage ratio	8.4	6.2	5.2	5.4	5.2

Interest coverage ratio - trailing twelve months	6.2	5.5	5.0	4.7	4.3

Fixed charge coverage ratio
Adjusted EBITDA	$141,299	$117,508	$100,712	$106,103	$104,940
Fixed charges:
Interest expense, net	19,315	21,395	21,924	22,215	23,131
Interest expense - unconsolidated partnerships	185	186	184	200	240
Amortization of deferred interest costs	(1,655)	(1,662)	(1,670)	(1,677)	(1,684)
Amortization of deferred loan costs	(1,183)	(1,214)	(1,433)	(1,451)	(1,707)
Amortization of debt discounts	(358)	(351)	(331)	(327)	(302)
Amortization of fair-value of debt acquired	565	569	548	665	631
Principal payments	2,499	2,514	2,080	2,020	1,977

Total fixed charges	$19,368	$21,437	$21,302	$21,645	$22,286

Fixed charge coverage ratio	7.3	5.5	4.7	4.9	4.7

Fixed charge coverage ratio - trailing twelve months	5.6	5.0	4.6	4.2	3.9

(1)	For a discussion of coverage ratios, see page 37.

CAPITAL STRUCTURE

JUNE 30, 2015

(In thousands, except per share amounts)

Consolidated Debt	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Mortgage notes payable, net	$488,945	$503,200	$496,757	$478,543	$456,034
Exchangeable senior notes, net	—	—	95,678	95,678	180,000
Unsecured senior notes, net	1,294,614	1,294,255	1,293,903	1,293,572	1,293,246
Unsecured senior term loans	750,856	741,626	749,326	755,876	764,106
Unsecured line of credit	369,000	226,000	84,000	229,000	155,000

Total Debt	2,903,415	2,765,081	2,719,664	2,852,669	2,848,386
Premium on consolidated debt, net	(6,342)	(6,551)	(6,764)	(6,983)	(7,323)

Total Consolidated Debt	$2,897,073	$2,758,530	$2,712,900	$2,845,686	$2,841,063

Equity	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Closing share price	$19.34	$22.66	$21.54	$20.20	$21.83
Total common shares and units outstanding	208,966	208,968	202,847	202,860	197,931

Total Equity Value	$4,041,402	$4,735,215	$4,369,337	$4,097,785	$4,320,839

Total consolidated debt	2,897,073	2,758,530	2,712,900	2,845,686	2,841,063

Total Market Capitalization	$6,938,475	$7,493,745	$7,082,237	$6,943,471	$7,161,902

	Three Months Ended
Summary of Common Shares	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Earnings per share
Weighted-average common shares outstanding	202,055	200,790	196,018	194,023	191,003
Weighted-average OP and LTIP units outstanding	5,399	5,405	5,405	5,405	5,405
Dilutive effect of performance units	4	341	—	147	392
Dilutive effect of restricted stock	—	—	1,427	—	—
Dilutive effect of exchangeable senior notes due 2030	—	—	5,678	—	—

Diluted common shares - EPS	207,458	206,536	208,528	199,575	196,800

Funds from operations
Weighted-average common shares outstanding	202,055	200,790	196,018	194,023	191,003
Weighted-average OP and LTIP units outstanding	5,399	5,405	5,405	5,405	5,405
Dilutive effect of performance units	4	341	—	147	392
Dilutive effect of restricted stock	1,511	1,503	1,427	1,485	1,509
Dilutive effect of exchangeable senior notes due 2030	—	1,194	5,678	7,590	10,579

Diluted common shares - FFO	208,969	209,234	208,528	208,649	208,888

DEBT SUMMARY

JUNE 30, 2015

(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated Debt:
Mortgage Notes Payable:
9900 Belward Campus Drive	5.64%	3.99%	$10,410	$356	$10,766	07/17
9901 Belward Campus Drive	5.64%	3.99%	12,819	436	13,255	07/17
100 College Street	2.40%	2.40%	101,847	—	101,847	08/16
300 George Street	6.20%	4.91%	44,172	3,464	47,636	07/25
Hershey Center for Applied Research	6.15%	4.71%	12,663	1,202	13,865	05/27
500 Kendall Street (Kendall D)	6.38%	5.45%	53,535	1,368	54,903	12/18
Shady Grove Road	5.97%	5.97%	140,106	—	140,106	09/16
University of Maryland BioPark I	5.93%	4.69%	15,682	1,221	16,903	05/25
University of Maryland BioPark II	5.20%	4.33%	61,364	3,233	64,597	09/21
University of Maryland BioPark Garage	5.20%	4.33%	4,619	243	4,862	09/21
University of Miami Life Science & Technology Park	4.00%	2.89%	20,000	205	20,205	02/16

Total / Weighted-Average on Mortgage Notes Payable	5.07%	4.52%	477,217	11,728	488,945
Unsecured Fixed Rate Debt:
Unsecured Senior Notes Due 2016	3.85%	3.99%	400,000	(431)	399,569	04/16
Unsecured Senior Notes Due 2019	2.63%	2.72%	400,000	(1,903)	398,097	05/19
Unsecured Senior Notes Due 2020	6.13%	6.27%	250,000	(1,425)	248,575	04/20
Unsecured Senior Notes Due 2022	4.25%	4.36%	250,000	(1,627)	248,373	07/22
Unsecured Variable Rate Debt:
Unsecured Senior Term Loan Due 2017 - U.S. Dollar (1)	1.59%	2.39%	243,596	—	243,596	03/17
Unsecured Senior Term Loan Due 2017 - GBP (2)	1.91%	2.14%	157,260	—	157,260	03/17
Unsecured Senior Term Loan Due 2018 (3)	1.38%	1.68%	350,000	—	350,000	03/18
Unsecured Line of Credit (4)	1.28%	1.28%	369,000	—	369,000	03/18

Total / Weighted-Average on Consolidated Debt	3.19%	3.27%	$2,897,073	$6,342	$2,903,415

Share of Unconsolidated Partnership Debt:
BioPark Fremont (50%) (fixed)	2.44%	2.69%	1,422	6	1,428	05/17
PREI Secured Loan (20%) (variable) (5)	2.24%	2.24%	27,795	—	27,795	08/20

Total / Weighted-Average on Share of Unconsolidated Partnership Debt	2.25%	2.26%	29,217	6	29,223

Total / Weighted-Average on Consolidated and Share of Unconsolidated Partnership Debt	3.18%	3.26%	$2,926,290	$6,348	$2,932,638

(1)	The Company entered into interest rate swap agreements that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2017 at 2.56% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings. Including the effect of these swaps, the weighted-average effective interest rate for the $243.6 million outstanding under the unsecured senior term loan facility due 2017 was 2.39% at June 30, 2015.
(2)	The Company amended the unsecured senior term loan facility and converted $156.4 million of outstanding borrowings into British pounds sterling equal to £100 million. The principal balance represents the dollar amount based on the exchange rate of 1.5726 to £1.00 at the end of the quarter. The Company entered into interest rate swap agreements that effectively fix the interest rate on £100 million at 2.14% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings.
(3)	The Company entered into interest rate swap agreements effective October 1, 2013 that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due Including the effect of these swaps, the weighted-average effective interest rate for the $350.0 million outstanding under the unsecured senior term loan facility due 2018 was 1.68% at June 30, 2015.
(4)	Effective rate excludes facility fee of 20 bps on the entire capacity of the unsecured line of credit, which equals approximately $450,000 per quarter.
(5)	In July 2015, the wholly-owned subsidiary of PREI I LLC refinanced this secured loan facility into a new secured loan with a principal amount of $160 million, with the company’s pro-rata share being $32 million (20%), and a maturity date of August 1, 2020 (with two options to extend the maturity date for one year each).

DEBT ANALYSIS

JUNE 30, 2015

(Dollars in thousands)

Credit Ratings	Rating	Outlook
Standard & Poors	BBB	Stable
Moody’s Investors Service	Baa2	Stable

	Principal	Percentage	Wtd. -Avg.	Wtd. - Avg.
Variable and Fixed Rate Debt	Balance	of Total	Stated Rate	Effective Rate
Fixed Rate Debt	$1,681,712	57.9%	4.40%	4.33%
Variable Rate Debt - Hedged
Unsecured Senior Term Loan Due 2017 - U.S. Dollar	$200,000	6.9%	1.59%	2.56%
Unsecured Senior Term Loan Due 2017 - GBP	157,260	5.4%	1.91%	2.14%
Unsecured Senior Term Loan Due 2018	200,000	6.9%	1.38%	1.90%

Subtotal / Weighted-Average on Variable Rate Debt - Hedged	$557,260	19.2%	1.60%	2.21%

Variable Rate Debt - Unhedged
Variable Rate Mortgages	$101,847	3.5%	2.40%	2.40%
Unsecured Senior Term Loan Due 2017 - U.S. Dollar	43,596	1.5%	1.59%	1.59%
Unsecured Senior Term Loan Due 2018	150,000	5.2%	1.38%	1.38%
Unsecured Line of Credit	369,000	12.7%	1.28%	1.28%

Subtotal / Weighted-Average on Variable Rate Debt - Unhedged	$664,443	22.9%	1.49%	1.49%

Total / Weighted-Average on Consolidated Debt	$2,903,415	100.0%	3.19%	3.27%

Total Consolidated Debt		6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Secured debt / Total gross assets		6.6%	6.9%	7.0%	6.7%	6.5%
Floating rate debt / Total debt		42.2%	38.4%	33.7%	36.8%	33.6%
Adjusted floating rate debt / Total debt (1)		22.9%	18.5%	13.2%	17.0%	13.5%
Unencumbered real estate / Total real estate		90.1%	90.2%	85.7%	86.1%	86.3%
Unencumbered CABR / Total CABR (2)		83.8%	82.6%	82.9%	83.4%	83.2%
Unsecured line of credit capacity		$531,000	$674,000	$816,000	$671,000	$745,000
Net Debt / Adjusted EBITDA (4)		5.0	5.7	6.5	6.6	6.7
Net Debt / Adjusted EBITDA - trailing twelve months		6.1	6.2	6.2	6.6	6.8
Bond Covenants (3)	Requirements
Total outstanding debt / Total assets	Must be < 60%	40.2%	38.6%	39.1%	40.7%	41.5%
Secured debt / Total assets	Must be < 40%	6.8%	7.0%	7.1%	6.8%	6.6%
Consolidated income available for debt service / Annual debt service charge	Must be > 1.5X	4.2	4.5	4.2	4.3	4.0
Unencumbered assets / Unsecured debt - Notes due 2020	Must be > 150%	254%	264%	260%	246%	240%
Unencumbered assets / Unsecured debt - Notes due 2016, 2019 and 2022	Must be > 150%	253%	263%	259%	244%	239%

(1)	Includes effect of interest rate swaps on the Company’s unsecured senior term loan facilities. See page 21 for more information.
(2)	For current annualized base rent (CABR) by market, see page 31.
(3)	For discussion on bond covenants, see page 38.
(4)	Adjusted EBITDA is calculated by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) non-cash adjustments for securities, (c) losses from sales of real estate, and (d) executive severance, and by subtracting from EBITDA gains from sales of real estate, on an annualized basis.

DEBT MATURITIES

JUNE 30, 2015

(In thousands)

Weighted-average debt maturity is 3.2 years for consolidated debt (excluding extension options).

	2015	2016	2017	2018	2019	2020	Thereafter	Total
Consolidated debt:
Mortgage notes payable:
Principal amortization	$5,326	$10,760	$9,796	$9,852	$5,724	$6,139	$29,332	$76,929
Maturity payments	—	259,496	22,510	37,952	—	—	80,330	$400,288

Total mortgage notes payable	5,326	270,256	32,306	47,804	5,724	6,139	109,662	477,217
Unsecured debt:
Unsecured senior notes due 2016	—	400,000	—	—	—	—	—	400,000
Unsecured senior notes due 2019	—	—	—	—	400,000	—	—	400,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	—	250,000
Unsecured senior notes due 2022	—	—	—	—	—	—	250,000	250,000
Unsecured senior term loan due 2017 - U.S. Dollar	—	—	243,596	—	—	—	—	243,596
Unsecured senior term loan due 2017 - GBP	—	—	157,260	—	—	—	—	157,260
Unsecured senior term loan due 2018	—	—	—	350,000	—	—	—	350,000
Unsecured line of credit	—	—	—	369,000	—	—	—	369,000

Total unsecured debt	—	400,000	400,856	719,000	400,000	250,000	250,000	2,419,856
Total consolidated debt	$5,326	$670,256	$433,162	$766,804	$405,724	$256,139	$359,662	$2,897,073

Share of unconsolidated partnership debt:
BioPark Fremont (50%) (fixed)	—	—	1,422	—	—	—	—	1,422
PREI secured loan (20%) (variable) (1)	—	—	—	—	—	27,795	—	27,795

Share of total unconsolidated partnership debt	$—	$—	$1,422	$—	$—	$27,795	$—	$29,217

Total consolidated and share of unconsolidated partnership debt	$5,326	$670,256	$434,584	$766,804	$405,724	$283,934	$359,662	$2,926,290

(1)	In July 2015, the wholly-owned subsidiary of PREI I LLC refinanced this secured loan facility into a new secured loan with a principal amount of $160 million, with the company’s pro-rata share being $32 million (20%), and a maturity date of August 1, 2020 (with two options to extend the maturity date for one year each).

MARKET SUMMARY

JUNE 30, 2015

		Current (1)			Expiration (2)			GAAP
Market	Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Annualized Base Rent per Leased Sq Ft
		(In thousands)			(In thousands)			(In thousands)
Boston	2,971,887	$172,235	30.9%	$57.95	$185,143	28.5%	$62.30	$168,646	$56.75
San Francisco	2,865,129	73,832	13.2%	25.77	90,775	14.0%	31.68	77,262	26.97
San Diego	1,888,472	64,196	11.5%	33.99	79,346	12.2%	42.02	66,187	35.05
New York	1,757,321	59,859	10.7%	34.06	73,177	11.3%	41.64	63,186	35.96
Maryland	1,587,548	50,209	9.0%	31.63	58,414	9.0%	36.80	51,059	32.16
Cambridge, UK	667,425	24,791	4.4%	37.14	24,968	3.8%	37.41	24,949	37.38
North Carolina	1,226,727	22,235	4.0%	18.13	28,676	4.4%	23.38	26,484	21.59
Pennsylvania	745,755	19,476	3.5%	26.12	24,403	3.8%	32.72	21,262	28.51
Seattle	458,807	18,391	3.3%	40.08	23,166	3.6%	50.49	19,923	43.42
University Related (3)	2,103,069	52,800	9.5%	25.11	62,123	9.4%	29.54	58,443	27.79

Total portfolio	16,272,140	$558,024	100.0%	$34.29	$650,191	100.0%	$39.96	$577,401	$35.48

	Active New	Active	Unconsolidated
	Construction	Redevelopment	Partnership		Total Operating Portfolio
Percent Leased by Market	(4)	(4)	Portfolio (5)		6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Boston	—	—	99.9%		87.1%	86.0%	96.5%	99.2%	98.9%
San Francisco	100.0%	—	—		87.6%	86.1%	81.4%	83.7%	81.2%
San Diego	—	—	100.0%		94.6%	94.0%	93.6%	92.7%	92.5%
New York	100.0%	—	—		98.0%	86.8%	86.8%	86.8%	86.8%
Maryland	—	—	—		93.9%	91.7%	92.1%	95.4%	93.7%
Cambridge, UK	100.0%	—	—		99.6%	99.5%	99.5%	99.5%	99.5%
North Carolina	67.5%	—	—		98.3%	98.3%	97.0%	92.9%	92.9%
Pennsylvania	—	—	—		84.5%	83.0%	75.9%	75.9%	71.2%
Seattle	37.8%	—	—		84.6%	84.2%	72.9%	69.7%	69.7%
University Related (3)	99.1%	—	—		90.1%	91.9%	91.3%	91.2%	90.6%

Total portfolio	75.0%	—	99.9%		91.0%	89.2%	89.6%	90.6%	89.9%

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	Includes Wexford and BioMed properties not located in a core market. See page 26 for property listing.
(4)	See pages 24 - 26 for detail of the consolidated portfolio and page 38 for definitions of terms.
(5)	See page 27 for detail of the unconsolidated partnership portfolio.

PROPERTY LISTING

JUNE 30, 2015

		Excluded from		Rentable Square Feet				Leased Square Feet
		Same Property Analysis			Active New	Active			Percent Leased (1)
	Property	3 months	6 months	Land Bank	Constr- uction	Redeve- lopment	Operating Portfolio		6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
	Boston
1	Albany Street			—	—	—	75,003	75,003	100.0%	100.0%	100.0%	100.0%	100.0%
2	320 Bent Street			—	—	—	195,198	195,137	100.0%	100.0%	100.0%	100.0%	100.0%
3	301 Binney Street			—	—	—	417,290	417,290	100.0%	100.0%	79.7%	98.8%	96.7%
4	301 Binney Street Garage			—	—	—	528 Stalls	n/a	100.0%	100.0%	100.0%	100.0%	100.0%
5	210 Broadway			—	—	—	64,812	64,812	100.0%	100.0%	100.0%	100.0%	100.0%
6	Center for Life Science | Boston			—	—	—	704,159	704,159	100.0%	100.0%	98.9%	98.9%	98.9%
7	Charles Street			—	—	—	47,912	47,912	100.0%	100.0%	100.0%	100.0%	100.0%
8	320 Charles Street			—	—	—	99,513	99,513	100.0%	100.0%	100.0%	100.0%	100.0%
9	Coolidge Avenue			—	—	—	37,684	34,580	91.8%	91.8%	91.8%	91.8%	91.8%
10	21 Erie Street			—	—	—	48,627	28,019	57.6%	57.6%	100.0%	100.0%	100.0%
11	40 Erie Street			—	—	—	100,854	—	—	—	100.0%	100.0%	100.0%
12	47 Erie Street Parking Structure			—	—	—	447 Stalls	n/a	28.2%	28.2%	73.2%	73.2%	72.0%
13	Fresh Pond Research Park			—	—	—	90,702	89,176	98.3%	98.3%	98.3%	98.3%	98.3%
14	50 Hampshire Street			—	—	—	200,360	103,694	51.8%	51.8%	100.0%	100.0%	100.0%
15	60 Hampshire Street			—	—	—	41,257	41,257	100.0%	86.5%	86.5%	86.5%	86.5%
16	Kendall Crossing Apartments			—	—	—	37 Apts.	n/a	97.3%	97.3%	94.7%	97.6%	100.0%
17	450 Kendall Street (Kendall G)	✓	✓	—	—	—	63,520	31,309	49.3%	22.8%	22.8%	—	—
18	500 Kendall Street (Kendall D)			—	—	—	349,325	346,535	99.2%	99.2%	99.2%	98.5%	98.5%
19	675 W. Kendall Street (Kendall A)			—	—	—	302,919	302,919	100.0%	100.0%	100.0%	100.0%	100.0%
20	Sidney Street			—	—	—	188,614	47,740	25.3%	—	100.0%	100.0%	100.0%
21	Vassar Street			—	—	—	60,845	60,845	100.0%	100.0%	100.0%	100.0%	100.0%

	Total Boston			—	—	—	3,088,594	2,689,900	87.1%	84.7%	95.0%	97.0%	96.7%

	San Francisco
22	Ardentech Court			—	—	—	55,588	55,588	100.0%	100.0%	100.0%	100.0%	100.0%
23	Ardenwood Venture (2)			—	—	—	72,500	72,500	100.0%	100.0%	100.0%	100.0%	83.2%
24	Bayshore Boulevard			—	—	—	183,344	183,344	100.0%	100.0%	100.0%	100.0%	100.0%
25	Bridgeview Technology Park I			—	—	—	201,567	128,676	63.8%	66.8%	52.9%	52.9%	52.9%
26	Bridgeview Technology Park II			—	—	—	50,400	50,400	100.0%	100.0%	100.0%	100.0%	100.0%
27	550 Broadway Street			—	—	—	71,239	71,239	100.0%	100.0%	100.0%	100.0%	100.0%
28	Dumbarton Circle			—	—	—	44,000	44,000	100.0%	100.0%	100.0%	100.0%	100.0%
29	Eccles Avenue	✓	✓	265,000	—	—	—	—	—	—	—	—	—
30	Gateway Business Park			770,000	—	—	69,272	69,272	100.0%	62.8%	43.2%	82.2%	82.2%
31	Gateway Business Park II	✓	✓	650,000	—	—	—	—	—	—	—	—	—
32	Industrial Road			—	—	—	175,144	175,144	100.0%	100.0%	100.0%	100.0%	100.0%
33	Kaiser Drive			—	—	—	87,953	71,215	81.0%	81.0%	81.0%	81.0%	81.0%
34	Lincoln Centre	✓	✓	160,000	360,000	—	—	360,000	100.0%	100.0%	100.0%	—	—
35	Pacific Industrial Center			—	—	—	305,026	262,124	85.9%	86.4%	86.4%	85.9%	85.9%
36	Pacific Research Center North			—	—	—	661,245	582,649	88.1%	83.7%	79.2%	79.2%	79.2%
37	Pacific Research Center South			400,000	—	—	423,246	296,525	70.1%	70.1%	62.3%	62.3%	62.3%
38	Science Center at Oyster Point			—	—	—	204,887	204,887	100.0%	100.0%	100.0%	100.0%	100.0%
39	Woodside Technology Park			—	—	—	255,650	237,566	92.9%	100.0%	100.0%	100.0%	76.1%

	Total San Francisco			2,245,000	360,000	—	2,861,061	2,865,129	88.9%	87.6%	83.5%	83.7%	81.2%

	San Diego
40	Balboa Avenue			—	—	—	35,344	35,344	100.0%	100.0%	100.0%	100.0%	100.0%
41	Bernardo Center Drive			—	—	—	61,286	61,286	100.0%	100.0%	100.0%	100.0%	100.0%
42	Coast 9			—	—	—	162,074	160,160	98.8%	96.7%	84.6%	84.6%	84.6%
43	4570 Executive Drive			—	—	—	125,219	125,219	100.0%	100.0%	100.0%	100.0%	100.0%
44	Faraday Avenue			—	—	—	28,704	28,704	100.0%	100.0%	100.0%	100.0%	100.0%
45	Gazelle Court			—	—	—	176,000	176,000	100.0%	100.0%	100.0%	100.0%	100.0%

PROPERTY LISTING

JUNE 30, 2015

		Excluded from		Rentable Square Feet				Leased
		Same Property Analysis		Land	Active New	Active	Operating	Square	Percent Leased (1)
	Property	3 months	6 months	Bank	Construction	Redevelopment	Portfolio	Feet	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
	San Diego (Continued)
46	i3	✓	✓	—	316,000	—	—	—	—	—	—	—	—
47	3525 John Hopkins Court			—	—	—	48,306	48,306	100.0%	100.0%	100.0%	100.0%	100.0%
48	3545-3575 John Hopkins Court			—	—	—	72,192	72,192	100.0%	84.7%	84.7%	87.9%	87.2%
49	6114-6154 Nancy Ridge Drive			—	—	—	196,557	196,557	100.0%	100.0%	100.0%	100.0%	100.0%
50	6122-6126 Nancy Ridge Drive			—	—	—	68,000	68,000	100.0%	100.0%	100.0%	100.0%	100.0%
51	6828 Nancy Ridge Drive			—	—	—	42,138	42,138	100.0%	100.0%	100.0%	100.0%	100.0%
52	Pacific Center Boulevard			—	—	—	66,745	66,745	100.0%	100.0%	100.0%	100.0%	100.0%
53	Road to the Cure			—	—	—	67,998	48,248	71.0%	71.0%	100.0%	100.0%	100.0%
54	San Diego Science Center			—	—	—	105,364	88,323	83.8%	89.8%	83.5%	81.6%	79.9%
55	10240 Science Center Drive			—	—	—	49,347	49,347	100.0%	100.0%	100.0%	100.0%	100.0%
56	10255 Science Center Drive			—	—	—	53,740	53,740	100.0%	100.0%	100.0%	100.0%	100.0%
57	Sorrento Plaza			—	—	—	31,184	31,184	100.0%	100.0%	100.0%	100.0%	100.0%
58	Sorrento Valley Boulevard			—	—	—	54,924	—	—	—	—	—	—
59	11388 Sorrento Valley Road			—	—	—	35,940	35,940	100.0%	100.0%	100.0%	100.0%	100.0%
60	Summers Ridge			—	—	—	—	—	100.0%	100.0%	100.0%	100.0%	100.0%
61	Torreyana Road			—	—	—	81,204	81,204	100.0%	100.0%	100.0%	100.0%	100.0%
62	9865 Towne Centre Drive			—	—	—	94,866	94,866	100.0%	100.0%	100.0%	100.0%	100.0%
63	9885 Towne Centre Drive			—	—	—	104,870	104,870	100.0%	100.0%	100.0%	100.0%	100.0%
64	Towne Centre Technology Park	✓	✓	104,500	—	182,866	—	—	—	—	—	—	—
65	Waples Street			—	—	—	50,055	40,746	81.4%	81.4%	81.4%	43.9%	43.9%
66	Wateridge Circle			—	—	—	106,490	106,490	100.0%	95.6%	95.6%	95.6%	95.6%

	Total San Diego			104,500	316,000	182,866	1,918,547	1,815,609	75.1%	80.7%	93.6%	92.7%	92.5%

	New York
67	Ardsley Park			50,000	—	—	209,283	187,785	89.7%	89.4%	89.4%	89.4%	89.4%
68	Graphics Drive			—	—	—	69,406	68,397	98.5%	64.2%	64.2%	64.2%	64.2%
69	Landmark at Eastview			273,000	—	—	800,671	793,038	99.0%	81.5%	81.5%	81.5%	81.5%
70	Landmark at Eastview II			—	—	—	360,520	360,520	100.0%	100.0%	100.0%	100.0%	100.0%
71	Landmark at Eastview III	✓	✓	—	297,000	—	—	297,000	100.0%	100.0%	100.0%	100.0%	100.0%
72	One Research Way			—	—	—	50,581	50,581	100.0%	100.0%	100.0%	100.0%	100.0%

	Total New York			323,000	297,000	—	1,490,461	1,757,321	98.3%	89.0%	89.0%	89.0%	89.0%

	Maryland
73	Beckley Street			—	—	—	77,225	77,225	100.0%	100.0%	100.0%	100.0%	100.0%
74	9900 Belward Campus Drive			—	—	—	49,317	41,816	84.8%	84.8%	84.8%	84.8%	84.8%
75	9901 Belward Campus Drive			—	—	—	57,152	57,110	99.9%	99.9%	99.9%	99.9%	99.9%
76	9920 Belward Campus Drive			—	—	—	51,181	51,181	100.0%	100.0%	100.0%	100.0%	100.0%
77	9704 Medical Center Drive			—	—	—	122,600	122,600	100.0%	100.0%	100.0%	100.0%	100.0%
78	9708-9714 Medical Center Drive			—	—	—	92,125	50,075	54.4%	54.4%	54.2%	54.2%	17.4%
79	1701 / 1711 Research Boulevard		✓	—	—	—	104,743	104,743	100.0%	100.0%	100.0%	100.0%	100.0%
80	Shady Grove Road			500,000	—	—	635,058	635,058	100.0%	100.0%	100.0%	100.0%	100.0%
81	Tributary Street			—	—	—	91,592	91,592	100.0%	100.0%	100.0%	100.0%	100.0%
82	University of Maryland BioPark I			—	—	—	76,542	72,909	95.3%	98.7%	98.7%	98.5%	98.5%
83	University of Maryland BioPark II			—	—	—	235,333	223,734	95.1%	94.1%	97.5%	98.0%	98.0%
84	University of Maryland BioPark III	✓	✓	200,000	—	—	—	—	—	—	—	—	—
85	University of Maryland BioPark Garage			—	—	—	638 Stalls	n/a	66.5%	100.0%	100.0%	100.0%	100.0%
86	50 West Watkins Mill Road			—	—	—	57,410	20,000	34.8%	34.8%	34.8%	34.8%	34.8%
87	55 West Watkins Mill Road			—	—	—	39,505	39,505	100.0%	100.0%	100.0%	100.0%	100.0%

	Total Maryland			700,000	—	—	1,689,783	1,587,548	93.9%	91.7%	92.1%	95.4%	93.7%

	Cambridge, UK
88	Granta Park			138,000	—	—	472,234	470,015	99.5%	99.5%	99.5%	99.5%	99.5%

PROPERTY LISTING

JUNE 30, 2015

		Excluded from		Rentable Square Feet				Leased Square Feet
		Same Property Analysis		Land Bank	Active New Construction	Active Redevelopment	Operating Portfolio		Percent Leased (1)
	Property	3 months	6 months						6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
	Cambridge, UK (Continued)
89	Granta Park II	✓	✓	—	155,000	—	—	155,000	100.0%	—	—	—	—
90	430 Cambridge Science Park	✓	✓	—	—	—	42,410	42,410	100.0%	100.0%	100.0%	100.0%	100.0%

	Total Cambridge, UK			138,000	155,000	—	514,644	667,425	99.7%	99.6%	99.6%	99.6%	99.6%

	North Carolina
91	Chesterfield	✓	✓	—	284,462	—	—	100,000	35.2%	—	—	—	—
92	Paramount Parkway			—	—	—	61,603	61,603	100.0%	100.0%	100.0%	100.0%	100.0%
93	Patriot Drive			—	—	—	48,394	48,394	100.0%	100.0%	100.0%	100.0%	100.0%
94	Piedmont Triad Research - Wake 90		✓	—	—	—	475,742	460,891	96.9%	96.9%	94.6%	87.3%	87.3%
95	Wake 60	✓	✓	—	283,250	—	—	283,250	100.0%	59.3%	59.3%	—	—
96	Wake Forest Biotech Place			—	—	—	242,000	242,000	100.0%	100.0%	100.0%	100.0%	100.0%
97	Weston Parkway			—	—	—	30,589	30,589	100.0%	100.0%	100.0%	100.0%	100.0%

	Total North Carolina			—	567,712	—	858,328	1,226,727	86.0%	88.6%	87.6%	92.9%	92.9%

	Pennsylvania
98	Drexel	✓	✓	2,271,000	—	—	—	—	—	—	—	—	—
99	George Patterson Boulevard			—	—	—	71,500	71,500	100.0%	100.0%	100.0%	100.0%	100.0%
100	Hershey Center for Applied Research			—	—	—	80,867	78,117	96.6%	96.6%	95.7%	96.9%	94.9%
101	3711 Market Street (4)			—	—	—	154,793	147,476	95.3%	95.3%	96.2%	95.5%	95.5%
102	3737 Market Street (3) (4)	✓	✓	—	—	—	334,305	334,305	100.0%	100.0%	82.4%	82.4%	80.8%
103	Phoenixville Pike			—	—	—	104,400	48,181	46.2%	41.8%	41.8%	41.8%	37.5%
104	Spring Mill Drive			—	—	—	76,561	66,176	86.4%	86.4%	80.5%	80.5%	82.5%
105	1000 Uniqepma Boulevard			—	—	—	59,821	—	—	—	—	—	—

	Total Pennsylvania			2,271,000	—	—	882,247	745,755	84.5%	83.0%	75.9%	75.9%	74.8%

	Seattle
106	Elliott Avenue			—	—	—	151,194	98,781	65.3%	64.0%	64.0%	56.0%	56.0%
107	500 Fairview Avenue	✓	✓	—	122,702	—	—	46,407	37.8%	37.8%	37.8%	20.5%	20.5%
108	530 Fairview Avenue			—	—	—	101,118	100,501	99.4%	99.4%	100.0%	100.0%	100.0%
109	Monte Villa Parkway			—	—	—	51,000	30,167	59.2%	59.2%	59.2%	59.2%	59.2%
110	Westlake	✓	✓	—	—	—	116,214	115,152	99.1%	99.1%	—	—	—
111	217th Place			50,000	—	—	67,799	67,799	100.0%	100.0%	62.9%	100.0%	62.9%

	Total Seattle			50,000	122,702	—	487,325	458,807	75.2%	74.9%	64.2%	57.5%	57.5%

	University Related
112	BRDG Park at Danforth Plant Science Center			—	—	—	109,731	71,286	65.0%	90.6%	90.6%	90.6%	85.0%
113	100 College Street (5)	✓	✓	—	510,419	—	—	505,683	99.1%	99.1%	99.1%	99.1%	99.1%
114	4320 Forest Park Avenue			—	—	—	152,403	152,403	100.0%	100.0%	100.0%	100.0%	100.0%
115	300 George Street (5)	✓	✓	—	—	—	518,940	511,971	98.7%	98.7%	98.7%	98.7%	98.7%
116	Heritage @ 4240		✓	—	—	—	185,207	166,623	90.0%	90.0%	89.0%	89.0%	89.0%
117	Innovation Research Park at ODU I			—	—	—	95,634	82,699	86.5%	90.0%	90.0%	90.0%	90.0%
118	Innovation Research Park at ODU II			—	—	—	95,634	78,472	82.1%	82.7%	82.7%	82.7%	75.8%
119	311 South Sarah	✓	✓	300,000	—	—	—	—	—	—	—	—	—
120	Trade Centre Avenue			—	—	—	78,023	78,023	100.0%	100.0%	100.0%	100.0%	100.0%
121	University of Miami Life Science & Technology Park			—	—	—	258,681	176,747	68.3%	68.4%	64.7%	64.4%	64.9%
122	University Tech Park at IIT			—	—	—	129,178	129,178	100.0%	100.0%	100.0%	100.0%	100.0%
123	Walnut Street			—	—	—	149,984	149,984	100.0%	100.0%	100.0%	100.0%	100.0%

	Total University Related			300,000	510,419	—	1,773,415	2,103,069	92.1%	93.5%	93.0%	93.0%	92.5%

	Total Consolidated Portfolio			6,131,500	2,328,833	182,866	15,564,405	15,917,290	88.1%	87.3%	89.2%	90.2%	89.3%

PROPERTY LISTING

JUNE 30, 2015

		Excluded from		Rentable Square Feet				Leased Square Feet
		Same Property Analysis		Land	Active New	Active	Operating		Percent Leased (1)
	Property	3 months	6 months	Bank	Construction	Redevelopment	Portfolio		6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
	Unconsolidated Partnership Portfolio
124	BioPark Fremont	✓	✓	100,000	—	—	—	—	—	—	—	—	—
125	McKellar Court	✓	✓	—	—	—	72,863	72,863	100.0%	100.0%	100.0%	100.0%	100.0%
126	350 E. Kendall Street Garage (Kendall F)	✓	✓	—	—	—	1,409 Stalls	n/a	100.0%	100.0%	100.0%	100.0%	100.0%
127	650 E. Kendall Street (Kendall B)	✓	✓	—	—	—	282,217	281,987	99.9%	99.9%	99.9%	99.9%	71.5%

	Total Unconsolidated Partnership Portfolio			100,000	—	—	355,080	354,850	99.9%	99.9%	99.9%	99.9%	77.3%

	Total Portfolio			6,231,500	2,328,833	182,866	15,919,485	16,272,140	88.3%	87.5%	89.4%	90.4%	89.1%

(1)	Percentage leased excludes estimated square feet in the Land Bank.
(2)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.
(3)	The Company owns 68% of the limited liability company that owns the 3737 Market Street property.
(4)	The Company has entered into a joint development agreement to explore the potential acquisition of an estimated additional 2.1 million square feet next to the Market Street properties.
(5)	The Company owns 93% of the limited liability companies that own the 300 George Street property. Upon completion of the project and debt repayment, the Company will own 97.5% of the limited liability company that owns the 100 College Street property.

DEVELOPMENT AND REDEVELOPMENT

JUNE 30, 2015

(Dollars in thousands)

Active Development: Property	Market	Rentable Square Feet	Pre-Leased Square Feet	Percent Pre-Leased	Investment to Date (1)	Cost to Complete	Estimated Total Investment (2)	Estimated In-Service Date (3)
Active New Construction:
100 College Street	University Related	510,419	505,683	99.1%	$134,200	$56,800	$191,000	Q3 2015
i3	San Diego	316,000	—	—	55,500	126,000	181,500	Q3 2017
Landmark at Eastview III	New York	297,000	297,000	100.0%	159,400	17,100	176,500	Q4 2015
Lincoln Centre (4)	San Francisco	360,000	360,000	100.0%	34,400	115,300	149,700	Q3 2017 & Q3 2018
Chesterfield	North Carolina	284,462	100,000	35.2%	11,300	78,700	90,000	Q4 2017
500 Fairview Avenue	Seattle	122,702	46,407	37.8%	26,400	48,100	74,500	Q1 2016
Granta Park II	Cambridge, UK	155,000	155,000	100.0%	1,100	76,500	77,600	Q4 2017
Wake 60	North Carolina	283,250	283,250	100.0%	14,500	40,800	55,300	Q3 2016

Total / weighted-average		2,328,833	1,747,340	75.0%	$436,800	$559,300	$996,100

Active Redevelopment: Property	Market	Rentable Square Feet	Leased Square Feet	Percent Leased	Investment to Date (1)	Cost to Complete	Estimated Total Investment (2)	Estimated In-Service Date (3)
Active Redevelopment:
Sidney Street/40 Erie Street	Boston	289,468	47,740	16.5%	$107,200	$81,800	$189,000	Q4 2015 - 2017
Towne Centre Technology Park (5)	San Diego	182,866	—	—	54,400	50,600	105,000	Q1 2016 - 2017

Total / weighted-average		472,334	47,740	10.1%	$161,600	$132,400	$294,000

Recently Delivered Development: Property	Market	Rentable Square Feet	Leased Square Feet	Percent Leased	Percent In-Service	Capitalized Interest (6)	In-Service Date
Recently Delivered Development:
430 Cambridge Science Park	United Kingdom	42,410	42,410	100.0%	100.0%	$—	Q2 2015
450 Kendall Street (Kendall G)	Boston	63,520	31,309	49.3%	22.8%	288	Q2 2015

Total / weighted-average		105,930	73,719	69.6%	53.7%	$288

(1)	Includes amounts paid for acquiring the property, landlord improvements, tenant improvement allowances and any capitalized amounts related to payroll, interest, ground rent and operating expenses through June 30, 2015.
(2)	Includes remaining forecasted landlord improvements, tenant improvement allowances and any capitalized costs related to interest, operating expenses, property taxes, payroll and ground rent. Includes costs associated with speculative leasing.
(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity. Upon completion, management expects the property to enter the Same Property Portfolio one year subsequent to the in-service date.
(4)	Phase I of the project is comprised of 200,000 square feet and is estimated to be substantially completed in Q3 2017. Phase II comprising 160,000 square feet is estimated to be substantially completed in Q3 2018.
(5)	Sidney Street and 40 Erie Street remain within the operating portfolio for lease reporting and Same Property purposes.
(6)	Investment to date based on preliminary purchase price allocation for Towne Centre Technology Park acquired on May 5, 2015.
(7)	Capitalized interest for the three months ended June 30, 2015.

CAPITAL EXPENDITURES

JUNE 30, 2015

(Dollars in thousands)

Capital Expenditures:		Three Months Ended
		6/30/15	3/31/15	12/31/14	9/30/14	6/30/14

Active new construction		$75,710	$33,619	$69,530	$73,264	$70,640
Tax credit funding receipts, net of deferred costs		(3,332)	—	(26,232)	—	(22,557)
Land bank		2,115	3,618	6,139	6,998	3,747
Active redevelopment		679	—	—	—	—
Tenant improvements - first generation (1)		17,972	14,534	10,386	13,304	8,614
Recurring capital expenditures and second generation tenant improvements (1) (2)		21,600	15,782	22,591	17,007	21,553
Other capital		13,321	3,200	5,093	10,454	5,292

Total capital expenditures		$128,065	$70,753	$87,507	$121,027	$87,289

Capitalized Interest:	Investment	Three Months Ended
	to Date (3)	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14

Active new construction	$436,800	$3,489	$3,395	$2,634	$1,983	$2,043
Active redevelopment	54,400	496	—	—	—	—
Recently delivered development projects (4)	30,649	288	129	373	738	282
Other portfolio improvements (5)	280,011	2,472	1,576	1,506	1,696	1,469
Land bank	118,729	1,446	1,681	1,630	1,703	1,629

Total	$920,589	$8,191	$6,781	$6,143	$6,120	$5,423

Average interest rate capitalized		3.81%	3.95%	3.96%	3.97%	3.94%

(1)	For definitions of first and second generation leases, see page 38.
(2)	Includes amounts paid for acquiring the property, landlord improvements, tenant improvement allowances and capitalized costs of payroll, interest, ground rent, operating expenses, but excludes any amounts accrued through through June 30, 2015.
(3)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but for Active New Construction and Active Redevelopment properties excludes any amounts accrued, and payroll, interest or operating expenses capitalized, through June 30, 2015.
(4)	Includes 450 Kendall Street (Kendall G) (Q2 2015), Heritage @4240 (Q4 2013), 3737 Market Street (Q2 2014) and Piedmont Triad Research - Wake 90 (Q4 2013). See page 28 for recently delivered projects during the quarter.
(5)	Includes improvements on operating properties, including major tenant improvement projects on properties which are not considered to be in Active New Construction, Active Redevelopment or Land Bank during the three months ended June 30, 2015.

LEASE EXPIRATIONS

JUNE 30, 2015

The weighted-average remaining lease term is 8.8 years for the total portfolio.

			Current (1)			Expiration (2)			GAAP
Expiration	Leased Square Feet	Percent of Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet
			(In thousands)			(In thousands)			(In thousands)
Month-to-month	63,481	0.4%	$1,044	0.2%	$16.45	$1,044	0.2%	$16.45	$1,046	0.2%	$16.48
Third quarter 2015	261,690	1.6%	6,799	1.2%	25.98	6,833	1.1%	26.11	8,739	1.5%	33.39
Fourth quarter 2015	107,371	0.7%	3,278	0.6%	30.53	3,298	0.5%	30.72	3,119	0.5%	29.05

2015	369,061	2.3%	10,077	1.8%	27.30	10,131	1.6%	27.45	11,858	2.0%	32.13
2016	674,216	4.1%	23,515	4.2%	34.88	23,908	3.7%	35.46	22,702	3.9%	33.67
2017	981,419	6.0%	29,812	5.3%	30.38	31,391	4.8%	31.99	28,337	4.9%	28.87
2018	1,896,097	11.7%	83,102	14.9%	43.83	85,817	13.2%	45.26	76,820	13.3%	40.51
2019	941,793	5.8%	25,341	4.5%	26.91	27,800	4.3%	29.52	25,883	4.5%	27.48
2020	1,087,535	6.7%	33,345	6.0%	30.66	37,277	5.7%	34.28	33,400	5.8%	30.71
2021	486,802	3.0%	17,890	3.2%	36.75	20,161	3.1%	41.42	18,376	3.2%	37.75
2022	374,265	2.3%	11,259	2.0%	30.08	13,414	2.1%	35.84	11,916	2.1%	31.84
2023	1,547,510	9.5%	63,181	11.3%	40.83	70,461	10.8%	45.53	63,604	11.0%	41.10
2024	670,076	4.1%	22,144	4.0%	33.05	26,489	4.1%	39.53	22,994	4.0%	34.32
Thereafter	7,179,885	44.1%	237,314	42.6%	33.05	302,298	46.4%	42.10	260,465	45.1%	36.28

Total / weighted- average	16,272,140	100.0%	$558,024	100.0%	$34.29	$650,191	100.0%	$39.96	$577,401	100.0%	$35.48

(1)	Current annualized base rent (CABR) is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	For a definition of “forward leased”, see page 38.

EXPIRATIONS BY MARKET

JUNE 30, 2015

	Leased Square Feet
Expiration	Boston	San Francisco	San Diego	New York	Maryland	Cambridge, UK	North Carolina	Pennsylvania	Seattle	University Related	Total
Month-to-month	—	—	728	6,230	19,797	1,038	—	1,014	—	34,674	63,481
2015	35,641	45,452	117,084	8,981	10,136	21,576	16,492	31,623	—	82,076	369,061
2016	113,624	246,012	58,756	115,603	33,237	1,103	30,589	25,834	14,124	35,334	674,216
2017	130,965	255,393	230,615	90,063	111,760	29,884	7,853	28,448	34,581	61,857	981,419
2018	1,147,276	99,067	352,249	82,124	61,336	—	15,117	14,389	—	124,539	1,896,097
2019	155,305	162,958	93,187	—	275,328	25,245	8,932	92,019	—	128,819	941,793
2020	210,705	284,850	66,739	34,371	175,785	136,434	19,261	118,727	1,744	38,919	1,087,535
2021	107,824	50,327	39,126	40,914	5,929	160,290	71,663	4,592	2,695	3,442	486,802
2022	64,780	197,726	20,235	27,524	4,599	—	—	7,311	1,733	50,357	374,265
2023	571,792	593,764	224,343	68,039	33,843	26,294	—	8,542	—	20,893	1,547,510
2024	75,903	—	—	262,476	11,120	64,617	23,932	—	34,980	197,048	670,076
Thereafter	358,072	929,580	685,410	1,020,996	844,678	200,944	1,032,888	413,256	368,950	1,325,111	7,179,885

Total	2,971,887	2,865,129	1,888,472	1,757,321	1,587,548	667,425	1,226,727	745,755	458,807	2,103,069	16,272,140

	Current Annualized Base Rent at Expiration (1)
Expiration	Boston	San Francisco	San Diego	New York	Maryland	Cambridge, UK	North Carolina	Pennsylvania	Seattle	University Related	Total
	(in thousands)
Month-to-month	$—	$—	$—	$13	$474	$—	$—	$24	$—	$533	$1,044
2015	767	798	4,097	292	274	914	334	820	3	1,833	10,131
2016	6,333	8,385	1,491	3,668	965	54	634	828	630	921	23,908
2017	5,685	6,194	8,387	2,687	3,349	1,156	133	851	1,405	1,544	31,391
2018	63,129	2,898	10,237	2,402	3,096	—	343	562	—	3,150	85,817
2019	7,886	2,751	2,824	—	7,448	1,183	217	2,096	—	3,395	27,800
2020	13,342	8,326	2,441	1,224	3,205	4,100	298	3,299	80	963	37,277
2021	8,348	984	1,441	757	240	6,255	1,829	124	84	98	20,161
2022	4,448	6,212	1,007	—	162	—	—	270	72	1,242	13,414
2023	44,355	9,833	11,215	2,397	722	972	—	279	—	688	70,461
2024	4,739	—	—	8,557	503	2,167	314	—	942	9,266	26,489
Thereafter	26,111	44,395	36,206	51,181	37,976	8,166	24,574	15,251	19,949	38,491	302,298

Total	$185,143	$90,775	$79,346	$73,177	$58,414	$24,968	$28,676	$24,403	$23,166	$62,124	$650,191

(1)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

FUTURE LEASE COMMENCEMENTS

JUNE 30, 2015

(Dollars in thousands)

	Annualized Base Rent (1)
	Operating		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
3Q15	$15,456	$18,829	$11,030	$10,383	$26,486	$29,212
4Q15	9,364	3,317	15,464	13,369	24,828	16,686
2016	6,887	16,680	9,803	9,070	16,690	25,750
2017	1,867	1,768	15,029	7,317	16,896	9,085
2018	—	—	8,134	8,358	8,134	8,358
2019	24,509	19,767	—	5,258	24,509	25,025

	$58,083	$60,361	$59,460	$53,755	$117,543	$114,116

	Leased Square Feet
	Operating		Development		Total
Expected Commencement Quarter (1)	GAAP (4)	Cash (4)	GAAP (4)	Cash (4)	GAAP (4)	Cash (4)
3Q15	370,970	485,457	410,411	410,411	781,381	895,868
4Q15	236,627	163,850	297,000	297,000	533,627	460,850
2016	200,496	455,463	424,929	424,929	625,425	880,392
2017	99,342	99,342	385,000	230,000	484,342	329,342
2018	—	—	230,000	225,000	230,000	225,000
2019	295,030	295,030	—	160,000	295,030	455,030

	1,202,465	1,499,142	1,747,340	1,747,340	2,949,805	3,246,482

(1)	Current estimates of future lease commencement timing. Actual results may vary from current estimates. Excludes unconsolidated joint ventures.
(2)	The annualized GAAP monthly rent (GABR).
(3)	The annualized first monthly cash rent payment due (CABR).
(4)	The leased square feet for GAAP and Cash correspond with the applicable annualized base rent commencements above.

20 LARGEST TENANTS

JUNE 30, 2015

BioMed’s properties were leased to 379 tenants.

	Tenant	Leased Square Feet	Percent of Leased Sq Ft	Annualized Base Rent Current (1) (In thousands)	Annualized Base Rent per Leased Sq Ft Current	Percent of Annualized Base Rent Current Total Portfolio	Lease Expiration
1	Regeneron Pharmaceuticals, Inc. (2)	1,118,355	6.9%	43,736	$39.11	7.8%	Multiple
2	Illumina, Inc. (3)	736,193	4.5%	27,465	37.31	4.9%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	2.2%	26,823	74.02	4.8%	June 2023
4	GlaxoSmithKline plc (4)	635,058	3.9%	23,603	37.17	4.2%	May 2026
5	Sanofi (5)	418,003	2.6%	23,100	55.26	4.1%	Multiple
6	Vertex Pharmaceuticals Incorporated (6)	371,920	2.3%	21,337	57.37	3.8%	Multiple
7	Children’s Hospital Corporation (7)	207,909	1.3%	15,506	74.58	2.8%	April 2023
8	Ironwood Pharmaceuticals, Inc.	311,702	1.9%	15,411	49.44	2.8%	January 2018
9	Wake Forest University (8)	655,420	4.0%	12,049	18.38	2.2%	Multiple
10	Baxter Healthcare Corporation	206,084	1.3%	12,024	58.35	2.2%	January 2027
11	Alexion Pharmaceuticals, Inc. (9)	413,545	2.5%	10,428	25.22	1.9%	Multiple
12	Arena Pharmaceuticals, Inc.	264,557	1.6%	8,137	30.76	1.5%	May 2027
13	Yale University (10)	397,402	2.4%	8,027	20.20	1.4%	Multiple
14	MedImmune, Inc. (11)	221,371	1.4%	7,848	35.45	1.4%	Multiple
15	Isis Pharmaceuticals, Inc. (12)	204,704	1.3%	7,268	35.50	1.3%	Multiple
16	Life Technologies Corporation	204,887	1.3%	7,251	35.39	1.3%	March 2028
17	Bristol-Myers Squibb Company (13)	237,435	1.5%	7,042	29.66	1.3%	Multiple
18	Momenta Pharmaceuticals, Inc.	104,678	0.6%	6,176	59.00	1.1%	August 2016
19	Penn Presbyterian Medical Center	269,238	1.7%	5,779	21.46	1.0%	August 2034
20	Human Longevity, Inc. (14)	147,433	0.9%	5,345	36.25	1.0%	Multiple

	Total / weighted-average (15)	7,488,258	46.1%	$294,355	$39.31	52.8%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Includes build-to-suit transaction to construct two new buildings pre-leased to Regeneron for a 15 year term totaling approximately 297,000 square feet at Landmark at Eastview. 8,981 square feet will expire in November 2015, 7,568 square feet in December 2016, 82,124 square feet in December 2018, 262,476 square feet in June 2024 and 757,206 square feet in June 2029.
(3)	Includes build-to-suit transactions to construct three new buildings pre-leased to Illumina for a 15 year term totaling approximately 360,000 square feet at Lincoln Centre and another new building on a 20 year term totaling approximately 155,000 square feet at Granta Park II. 28,057 square feet will expire in June 2017, 193,136 square feet in October 2023, 200,000 square feet in June 2032, 160,000 square feet in June 2033, and 155,000 square feet in September 2037.
(4)	The Company’s tenant is Human Genome Sciences (HGS), a wholly owned subsidiary of GlaxoSmithKline plc (GSK).
(5)	343,000 square feet expire July 2018 and 75,003 square feet expire September 2018.
(6)	81,204 square feet are leased with a subsidiary of Vertex Pharmaceuticals Incorporated. 290,716 square feet expire April 2018, and 81,204 square feet expire December 2018.
(7)	This tenant guarantees rent on 49,866 square feet leased at the Center for Life Science | Boston.
(8)	242,000 square feet expire December 2027, 130,170 square feet in 2029, 167,947 square feet in June 2031, and 115,303 square feet expire in December 2031. Wake Forest University is the sole member of the tenant, Wake Forest University Health Sciences.
(9)	3,134 square feet are currently month-to-month and 410,411 square feet expire November 2027.
(10)	9,330 square feet are currently month-to-month, 8,478 square feet expire May 2016, 10,578 square feet expire February 2018, 15,436 square feet expire August 2020, 20,143 square feet expire February 2022, 19,912 square feet expire May 2025, 4,796 square feet expire October 2025, 208,777 square feet expire April 2032 and 95,272 square feet expire February 2036.
(11)	21,576 square feet expire December 2015, 39,505 square feet expire December 2020 and 160,290 square feet expire in December 2021.
(12)	176,000 square feet expire July 2031 and 28,704 square feet expire December 2031.
(13)	13,160 square feet will expire July, 2016, 30,167 square feet expire April 2024, and 194,108 square feet expire May 2025.
(14)	22,214 square feet will expire January 2017 and 125,219 square feet will expire in September 2025.
(15)	Without regard to any renewal options but includes managements assessment on early termination options.

LEASING ACTIVITY (1)

JUNE 30, 2015

	Leased Square Feet	Current Annualized Base Rent per Leased Sq Ft	GAAP Annualized Base Rent per Leased Sq Ft	Forward-Leased Square Feet	Current Annualized Base Rent per Forward- Leased Sq Ft	GAAP Annualized Base Rent per Forward- Leased Sq Ft
Leased Square Feet as of March 31, 2015	15,683,467			164,448
Expirations and terminations	(461,201)	$35.40	$34.12
Forward-lease delivery (2)	53,095	56.39	62.77	(53,095)	$56.39	$62.77
Renewals and extensions	264,780	29.78	33.00
New leases (3)	731,999	29.27	30.94	305,787	65.84	81.42

Leased Square Feet as of June 30, 2015	16,272,140			417,140

	Three Months Ended					Year to Date
Leased Square Feet	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15
Renewals and extensions	264,780	84,392	219,817	277,313	319,067	349,172
New leases	1,037,786	696,408	656,157	380,433	493,152	1,734,194

Gross Leasing Activity	1,302,566	780,800	875,974	657,746	812,219	2,083,366

Expirations	(353,486)	(137,441)	(423,634)	(385,365)	(811,921)	(490,927)
Terminations	(107,715)	(759,588)	(9,189)	(106,629)	(167,249)	(867,303)
Forward-lease delivery (2)	53,095	18,396	—	103,192	117,378	71,491
Renewals and extensions	264,780	84,392	219,817	277,313	319,067	349,172
New leases - 1st & 2nd generation (2)	361,696	692,713	92,158	331,153	307,834	1,054,409
New leases - pre-leased (3)	370,303	—	563,999	—	55,084	370,303

Net Absorption (4)	588,673	(101,528)	443,151	219,664	(179,807)	487,145

Operating portfolio	218,370	(101,528)	(120,848)	214,172	(204,673)	116,842
Active redevelopment	—	—	—	—	—	—
Active new construction	370,303	—	563,999	5,492	24,866	370,303

Net Absorption (4)	588,673	(101,528)	443,151	219,664	(179,807)	487,145

Operating portfolio	932,263	780,800	311,975	652,254	787,353	1,713,063
Active redevelopment	—	—	—	—	—	—
Active new construction	370,303	—	563,999	5,492	24,866	370,303

Gross Leasing Activity	1,302,566	780,800	875,974	657,746	812,219	2,083,366

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.
(2)	For definition of forward-leased, see page 38.
(3)	Includes first and second generation leases, forward-leases, and pre-leased. For definitions see page 38.
(4)	Net absorption is calculated as total square footage of new leases, renewals and extensions, and forward-lease deliveries, less expirations and terminated square feet for the given period.

LEASING DATA

JUNE 30, 2015

	Three Months Ended					Six Months Ended
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15
Renewals and Extensions (1)
Number of renewals	18	16	14	14	16	34
Square feet	264,780	84,392	219,817	277,313	319,067	349,172
Percentage change - CABR (2) (4)	-15.3%	6.4%	-5.5%	0.4%	-13.2%	-10.8%
Percentage change - GABR (2) (4)	-0.1%	11.4%	-1.5%	3.3%	-8.1%	-2.5%
Free rent months	0.2	3.4	1.1	—	0.2	0.9
Weighted-average lease term years	9.0	4.8	6.4	7.2	8.8	8.0
Tenant improvement costs per square foot	$11.37	$—	$8.78	$1.50	$1.05	$8.63
Landlord costs per square foot	0.33	0.93	0.87	0.18	1.27	0.47
Leasing commission costs per square foot	9.47	1.55	4.61	1.46	2.17	7.55

Total tenant improvement, landlord and leasing commission costs psf	$21.17	$2.48	$14.26	$3.15	$4.49	$16.65

New Leases - 1st Generation (3)
Number of leases	9	9	5	12	16	18
Square feet	87,381	160,674	40,107	152,380	193,532	248,055
Free rent months	0.5	3.3	7.8	0.2	4.6	2.3
Weighted-average lease term years	7.5	12.6	9.4	9.5	8.5	10.8
Tenant improvement costs per square foot	$59.16	$45.04	$87.64	$62.99	$56.63	$50.02
Landlord costs per square foot	—	0.09	0.13	11.44	12.07	0.06
Leasing commission costs per square foot	9.05	9.16	6.57	12.60	5.27	9.12

Total tenant improvement, landlord and leasing commission costs psf	$68.20	$54.28	$94.35	$87.04	$73.97	$59.19

New Leases - 2nd Generation (3)
Number of leases	16	24	11	21	28	40
Square feet	580,102	535,734	52,051	228,053	244,536	1,115,836
Percentage change - CABR (2) (5)	3.4%	-5.9%	66.0%	15.3%	-29.1%	-0.9%
Percentage change - GABR (2) (5)	27.9%	14.7%	50.4%	16.0%	-17.9%	22.3%
Free rent months	2.4	1.5	0.4	5.8	0.8	1.9
Weighted-average lease term years	12.1	8.6	3.9	9.4	6.8	10.4
Tenant improvement costs per square foot	$118.04	$39.77	$23.59	$87.14	$37.34	$80.46
Landlord costs per square foot	6.47	4.67	34.82	1.40	2.40	5.61
Leasing commission costs per square foot	17.18	10.77	5.16	12.19	9.59	14.10

Total tenant improvement, landlord and leasing commission costs psf	$141.68	$55.21	$63.56	$100.74	$49.32	$100.17

New Leases - Pre-Leased
Number of leases	3	—	4	—	3	3
Square feet	370,303	—	563,999	—	55,084	370,303
Free rent months	2.5	—	3.5	—	2.7	2.5
Weighted-average lease term years	17.1	—	14.6	—	12.1	17.1
Tenant improvement costs per square foot	$113.67	$—	$84.49	$—	$67.75	$113.67
Landlord costs per square foot	162.16	—	205.82	—	98.42	162.16
Leasing commission costs per square foot	7.81	—	10.62	—	18.29	7.81

Total tenant improvement, landlord and leasing commission costs psf	$283.64	$—	$300.94	$—	$184.46	$283.64

Total
Number of leases and renewals	46	49	34	47	63	95
Square feet	1,302,566	780,800	875,974	657,746	812,219	2,083,366
Percentage change - CABR (2) (6)	-1.6%	-4.6%	1.4%	8.7%	-20.6%	-2.8%
Percentage change - GABR (2) (6)	20.6%	14.6%	3.7%	10.5%	10.7%	17.1%
Free rent months	1.8	2.0	2.9	2.1	1.6	1.9
Weighted-average lease term years	12.6	9.0	11.7	8.5	8.3	11.2
Tenant improvement costs per square foot	$91.16	$36.56	$62.02	$45.44	$29.74	$70.70
Landlord costs per square foot	49.05	3.32	134.81	3.21	10.77	31.91
Leasing commission costs per square foot	12.40	9.44	8.60	7.76	6.24	11.29

Total tenant improvement, landlord and leasing commission costs psf	$152.61	$49.32	$205.43	$56.42	$46.75	$113.90

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Excludes retail leases, leases less than 5,000 square feet, and leases for space unoccupied for a period greater than 24 months.
(3)	Includes forward-leasing activity and retained tenants that have relocated or expanded into new space within the Company’s portfolio. For definitions of first and second generation leases, see page 38.
(4)	Excluding the impact of the leasing activity in Colorado, percentage change in CABR and GABR for renewals and extensions is -7.2% and 9.9%, respectively, for the three months ended June 30, 2015.
(5)	Excluding the impact of the leasing activity in Colorado, percentage change in CABR and GABR for 2nd Generation leases is 7.0% and 33.0%, respectively, for the three months ended June 30, 2015.
(6)	Excluding the impact of the leasing activity in Colorado, percentage change in CABR and GABR for Renewals and 2nd Generation leases is 4.7% and 29.3%, respectively, for the three months ended June 30, 2015.

ACQUISITIONS AND DISPOSITIONS

JUNE 30, 2015

Acquisitions Detail for 2015:			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
				(In thousands)
First Quarter 2015
Westlake	Seattle	February 11, 2015	116,214	$89,700	99.1%
Second Quarter 2015
Towne Centre Technology Park (1)	San Diego	May 5, 2015	182,866	$84,000	—

Total 2015 Acquisitions			299,080	$173,700	38.5%

Dispositions Detail for 2015:
				Rentable
				Square	Gross
Property		Market	Closing Date	Feet	Proceeds
					(In thousands)
Second Quarter 2015
King of Prussia		Pennsylvania	May 29, 2015	547,000	$35,223

Held for Sale:
				Anticipated	Rentable Square
Property			Market	Closing	Feet
Second Quarter 2015
65 West Watkins Mill Road			Maryland	Q3 2015	42,900

(1)	Investment includes approximately 104,500 SF of estimated development potential.

NON-GAAP FINANCIAL MEASURE DEFINITIONS

JUNE 30, 2015

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

FFO, CFFO and AFFO

We present funds from operations, or FFO, FFO excluding acquisition-related expenses, or CFFO, and adjusted funds from operations, or AFFO, available to common shares and OP units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO, CFFO and AFFO when reporting their results.

FFO, CFFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO, CFFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, impairment charges on depreciable real estate, real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

We calculate CFFO by adding acquisition-related expenses to FFO. We calculate AFFO by adding to CFFO: (a) non-cash revenues and expenses, (b) recurring capital expenditures and second generation tenant improvements and (c) leasing commissions.

Our computations may differ from the methodologies for calculating FFO, CFFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO, CFFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO, CFFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as indicators of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO, CFFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) non-cash adjustments for securities, (c) losses from sales of real estate, (d) executive severance, and (e) acquisition-related expenses, and by subtracting from EBITDA gains from sales of real estate. Management uses EBITDA and Adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI) - Cash Basis

We believe that net operating income on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent, amortization of lease incentives, above and below market amortization on acquired leases, bad debt expense and rental cash adjustments to rental revenue recorded on a GAAP basis. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

DEFINITIONS

JUNE 30, 2015

Property Status

Active Redevelopment

Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter.

Active New Construction

Represents properties that we are currently developing through ground up construction.

Land Bank

Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development. Also includes properties that may be held for future development or are currently engaged in activities related to planning, entitlement or other preparations for future construction.

Lease Type

First Generation

Leases on space which, in management’s evaluation, require significant improvements to prepare or condition the premises for its intended purpose or enhance the value of the property. This generally includes capital expenditures for development, redevelopment or repositioning a property.

Second Generation

Leases which are not considered by management to be first generation leases.

Pre-Leased

Leases on space classified as active new construction or, prior to execution, was included in the land bank and is expected to enter the Company’s operating portfolio at a future date.

Forward-Leased

Leases on space which is currently occupied and which are expected to commence upon vacancy of the existing tenants.

Recurring Capital Expenditures

Recurring capital expenditures exclude (1) items associated with the expansion of a building or its improvements, (2) renovations to a building which change the underlying classification of the building, incurred to prepare or condition the premises for its intended purpose (for example, from office to laboratory) or (3) capital improvements that represent an addition to the property rather than the replacement of property, plant or equipment.

Bond Covenants

Calculated in accordance with the covenants contained in the indenture that governs the terms of the Company’s unsecured senior notes due 2020 and supplemental and base indentures that govern the terms of the Company’s unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022, which are included as exhibits to the Company’s Forms 8-K filed with the SEC on April 30, 2010, March 30, 2011, April 23, 2014, and June 28, 2012, respectively. The covenants for the unsecured senior notes due 2020, unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 are identical, except that the unencumbered total asset value definition for the unsecured senior notes due 2020 includes investments in unconsolidated partnerships accounted for under the equity method of accounting, whereas the unencumbered total asset value definition for the unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 excludes such investments in unconsolidated partnerships.